SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              ORPHAN MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                              ORPHAN MEDICAL, INC.
                              13911 RIDGEDALE DRIVE
                           MINNETONKA, MINNESOTA 55305


____________, 1999


To Our Shareholders:

         You are cordially invited to attend a Special Meeting of the Shareholders of Orphan Medical, Inc. (the "Company") which will be held at ___[a.m./p.m.] on ______________, 1999, at _______________________________.

         At the special meeting of the shareholders you will be asked to: (i) approve the reorganization of the Company to change its state of incorporation from Minnesota to Delaware; and (ii) approve the Company's Employee Stock Purchase Plan.

         Please read the enclosed Notice of Special Meeting and Proxy Statement which describes the business to come before the meeting. Please mark, sign and return the accompanying Proxy Card promptly in the enclosed postage-paid envelope. We hope you will be able to attend the meeting on ________, 1999.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES TO NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       Sincerely,


                                       JOHN HOWELL BULLION
                                       CHIEF EXECUTIVE OFFICER

                              ORPHAN MEDICAL, INC.

                                    --------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON __________, 1999



         To the Shareholders of Orphan Medical, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Orphan Medical, Inc., a Minnesota corporation (the "Company"), has been called to be held at ____________________________, on __________, 1999, at
_____[a.m./p.m.] for the following purposes:

         1. To approve a reorganization of the Company to change its state of incorporation from Minnesota to Delaware.

         2.       To approve the Company's Employee Stock Purchase Plan.

         The Board of Directors has fixed the close of business on _______, 1999, as the record date for determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

         Please date, sign and mail the Proxy Card in the enclosed self-addressed return envelope. Shareholders attending the meeting may withdraw their Proxies at any time prior to their exercise by filing written notice with any officer of the Company.

         Shareholders of record on ________, 1999 who object to the proposed reincorporation have the right under Section 302A.471 of the Minnesota Business Corporation Act ("MBCA") to have the Company purchase the shares owned by the dissenting shareholder at their fair value as of the effective time of the reincorporation. A description of the procedure to exercise dissenters' right is included in the Proxy Statement, and copies of the applicable provisions of the MBCA are attached to the Proxy Statement as Appendix D. The right to receive payment of the fair value of the shares will be lost of the procedural requirements of the MBCA are not fully and precisely satisfied.


         Dated: _________, 1999
                Minneapolis, Minnesota
                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         ______________, SECRETARY

                              ORPHAN MEDICAL, INC.
                              13911 RIDGEDALE DRIVE
                           MINNETONKA, MINNESOTA 55305

                                -----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON _______, 1999


         The Board of Directors of Orphan Medical, Inc. (the "Company") is soliciting the accompanying Proxy in connection with the Special Meeting of the Shareholders to be held on __________, 1999 at _____[a.m./p.m.], and any adjournments of the meeting. This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders commencing on or about ______, 1999.

         The enclosed proxy may be revoked at any time before it is voted by:
(i) delivering to any officer of the Company a written notice of termination of the proxy's authority, (ii) filing with an officer of the Company another proxy bearing a later date, or (iii) appearing and voting at the meeting.

         The Company will pay the costs of solicitation, including the cost of preparing and mailing this Proxy Statement and Notice of Special Meeting. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers of the Company by telephone, letter, or in person, but at no compensation in addition to their regular compensation as officers. The Company will reimburse brokers, banks and others holding shares for the cost of distributing proxy materials to, and obtaining proxies from third parties. The Company has retained Norwest Shareowner Services, Inc. ("Norwest") to assist in the solicitation of proxies, the tabulation of and reporting on the votes cast by shareholders. The Company has agreed to pay Norwest approximately $_____ plus reasonable expenses incurred on behalf of the Company for its services.

         Norwest will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to such matters.

         Only the holders of the Company's Common Stock, Senior Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock whose names appear on the Company's books at the close of business on ________, 1999 (the "Record Date") will be entitled to vote at the Special Meeting. At the close of business on the Record Date, at total of _______ shares of the Company's Common Stock were outstanding, each share being entitled to one vote, and ______ shares of the Company's Senior Convertible Preferred Stock, _______ shares of the Company's Series B Convertible Preferred Stock and _____ shares of the Company's Series C Convertible Preferred Stock were outstanding, each share being entitled to _____ vote on an as-converted basis with the Common Stock.

                                   PROPOSAL #1

   PROPOSAL TO APPROVE A REORGANIZATION OF THE COMPANY TO CHANGE ITS STATE OF
                    INCORPORATION FROM MINNESOTA TO DELAWARE

         The Board of Directors has unanimously approved and recommends for shareholder approval a proposal to change the Company's state of incorporation from Minnesota to Delaware (the "Reincorporation"). If approved by the shareholders, the Reincorporation will be effected by a merger transaction (the "Merger") in which the Company will be merged with and into Orphan Medical, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Orphan Medical Delaware"), pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

         The Reincorporation requires approval by the affirmative vote of a majority of all of the outstanding shares of the Company's common stock $.01 par value ("Common Stock") and its Senior Convertible Preferred Stock, $.01 par value, Series B Convertible Preferred Stock, $.01 par value and Series C Convertible Preferred Stock, $.01 par value (collectively the "Preferred Stock"). Upon shareholder approval of the Reincorporation and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into Orphan Medical Delaware pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendices B and C, respectively.

         It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company prior to the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such shareholders or in any manner violate applicable law.

         Orphan Medical Delaware, which was incorporated on __________, 1999 for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. Approval of the Reincorporation and the merger of the Company into Orphan Medical Delaware will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company's employee benefit arrangements will be continued by Orphan Medical Delaware upon the same terms and subject to the same conditions. In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the corporation law of Delaware and the corporation law of Minnesota differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under "Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware" set forth below.

         The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Orphan Medical Delaware, and the Bylaws of Orphan Medical Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

CONVERSION OF SHARES AND EXCHANGE OF CERTIFICATES

         At the Effective Time, each outstanding share of the Company's Common Stock will automatically be converted into one share of common stock, $.01 par value, of Orphan Medical Delaware (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law) and each outstanding share of the

Company's Preferred Stock will automatically be converted into one share of the applicable series of Orphan Medical Delaware's Senior Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law). From and after the Effective Time, certificates representing shares of capital stock of Orphan Medical Delaware will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of Orphan Medical Delaware are actually issued. Each certificate representing shares of capital stock outstanding immediately prior to the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of Orphan Medical Delaware.

         Each option to purchase shares of the Company's Common Stock or Preferred Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of Orphan Medical Delaware common stock or preferred stock, as the case may be. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of Orphan Medical Delaware. All stock options granted thereunder, outstanding immediately prior to the Effective Time, shall be deemed to provide for the purchase of Orphan Medical Delaware's capital stock.

         It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Orphan Medical Delaware; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Reincorporation, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Orphan Medical Delaware. Shares of Orphan Medical Delaware's common stock will be traded on the NASDAQ National Market, where shares of the Company's Common Stock are presently traded.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

         The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company.

         For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. As a consequence, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company's legal affairs.

         In contrast, the Minnesota Business Corporation Act, to which the Company is presently subject, was only recently enacted (becoming generally effective on July 1, 1981) and has not been the subject of a significant number of judicial decisions interpreting its provisions. Further, in the past several years, the Minnesota legislature has amended the Minnesota Business Corporation Act in several significant respects after providing only limited time periods for the public to assess and furnish comments on the proposed legislation. The Board of Directors believes the interests of the Company's shareholders are better served by reincorporating in a state where legislative changes are likely to be adopted after greater deliberation and after public hearing and review of proposed legislation affecting corporations and their shareholders.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF MINNESOTA AND DELAWARE

         The rights and preferences of the holders of the Company's capital stock are presently governed by the Minnesota Business Corporations Act. Upon the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of Orphan Medical Delaware's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Minnesota Business Corporation Act and Delaware General Corporation Law.

TREASURY SHARES UNDER DELAWARE LAW

         The Minnesota Business Corporation Act does not allow treasury shares. Under the Delaware General Corporation Law the Company may hold treasury shares and such shares may be held, sold, lent, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

ANTI-TAKEOVER LEGISLATION

         Both the Minnesota Business Corporation Act and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the Minnesota Business Corporation Act and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences. The Company's articles of incorporation (the "Articles") and Orphan Medical Delaware's Certificate of Incorporation (the "Certificate") do not contain any anti-takeover provisions.

         CONTROL SHARE ACQUISITION

         The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an "issuing public corporation." An "issuing public corporation" is one which is incorporated under or governed by the Minnesota Business Corporation Act and has at least fifty shareholders. The Company is subject to the statute; Orphan Medical Delaware, because it is a Delaware corporation, will not be subject to the statute.

         The Minnesota statute requires disinterested shareholder approval for any acquisition of shares of an "issuing public corporation" which results in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Shareholders which exceed certain share ownership thresholds whose shares are acquired without shareholder approval lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at a special or annual meeting of the shareholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

         BUSINESS COMBINATIONS

         While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

         The Minnesota statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date that the person became a 10% shareholder (the share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares.

         Only specifically defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder, and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation.

         For purposes of selecting a committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation, or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

         In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned directors who are also officers and shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

         As in Minnesota, only certain Delaware corporations are subject to the business combination provisions. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on Nasdaq, or held of record by more than 2,000 shareholders. Orphan Medical Delaware will be subject to the statute.

         Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer.

         The Delaware provisions do not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.

         A comparison of the Delaware and Minnesota statutes reveals that Minnesota law is somewhat more restrictive with respect to a prospective takeover attempt than Delaware law. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware fifteen percent is the threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is only three years in Delaware. Minnesota also has a potentially broader definition of a business combination which may encompass a larger variety of transactions.

         Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

         Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Articles nor the bylaws of the Company contain such an "opt out" provision. Similarly, neither the Certificate nor the bylaws of Orphan Medical Delaware contain such an "opt out" provision.

         OTHER ANTI-TAKEOVER PROVISIONS

         The Minnesota Business Corporation Act includes three other provisions relating to takeovers that are not included in the Delaware General Corporation Law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals.

         The Minnesota Business Corporation Act contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

         The Minnesota Business Corporation Act also contains a provision which limits the ability of a corporation to pay greenmail. The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

         The Minnesota Business Corporation Act authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

         Minnesota law provides that a director shall discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

         Delaware law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in their decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith and with the honest belief that the action taken is in the best interests of the corporation.

LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

         Minnesota law provides that if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability became effective. The Company's Articles contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

         Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Orphan Medical Delaware's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

         The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

INDEMNIFICATION

         Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

         Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court.

         The Certificate of Orphan Medical Delaware provides for indemnification to the full extent permitted by Delaware law.

STOCKHOLDER VOTING

         Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor Orphan Medical Delaware's Certificate contain such a provision.

APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS

         Under Minnesota law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

         Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Orphan Medical Delaware's Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of (a), (b), or (c).

         The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

ACTION BY DIRECTORS WITHOUT A MEETING

         Minnesota and Delaware law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Minnesota law further provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Articles contain such a provision. Delaware law contains no such provision and thus written actions by the directors of Orphan Medical Delaware must be unanimous.

         Minnesota law also provides that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles do not contain such a provision. Delaware law contains no advance written consent or opposition provision.

CUMULATIVE VOTING FOR DIRECTORS

         Minnesota law provides that each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. The Company's Articles prohibit such accumulation of votes in elections of directors. Under Delaware law, no such cumulative voting exists, unless the certificate of incorporation provides otherwise. Orphan Medical Delaware's Certificate does not provide for cumulative voting in elections of directors.

CONFLICTS OF INTEREST

         Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

NUMBER OF DIRECTORS

         Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company's bylaws provide that the number of directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the Board of Directors. The Company currently has 6 directors.

         Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Orphan Medical Delaware's Certificate does not set forth a number or manner of fixing the number of directors. Under the Bylaws of Orphan Medical Delaware, the number of directors may be fixed by resolution of the Board of Directors.

CLASSIFIED BOARD OF DIRECTORS

         Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. Neither the bylaws of the Company nor the bylaws of Orphan Medical Delaware provide for a classified board of directors

REMOVAL OF DIRECTOR

         Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise. The Company's bylaws provide that a director may be removed upon the affirmative vote of a majority of the shareholders or by the board of directors if (i) the director was appointed by the board to fill a vacancy, (ii) the shareholders have not elected directors in the interval between the time of the director's appointment and the time of removal, and (iii) a majority of the remaining directors present at a meeting affirmatively vote to remove the director although less than a quorum. The bylaws of Orphan Medical Delaware provide that director may be removed at any time without cause by the stockholders at a special meeting of the stockholders.

VACANCIES ON BOARD OF DIRECTORS

         Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's bylaws follow these provisions.

         Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. Orphan Medical Delaware's bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

ANNUAL MEETINGS OF STOCKHOLDERS

         Minnesota law provides that if a regular meeting of stockholders has not been held during the immediately preceding 15 months, a stockholder or stockholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

SPECIAL MEETINGS OF STOCKHOLDERS

         Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The bylaws of Orphan Medical Delaware provide that special meeting may be called by the company's Board of Directors, the Chairman of the Board, the Chief Executive Officer or the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

VOLUNTARY DISSOLUTION

         Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

INVOLUNTARY DISSOLUTION

         Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock;
(b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.

INSPECTION OF SHAREHOLDER LISTS

         Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

AMENDMENT OF THE CHARTER

         Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

         Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

AMENDMENT OF THE BYLAWS

         Minnesota law provides that unless reserved by the articles to the shareholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

         Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws.

PROXIES

         Both Minnesota and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, for three years.

PREEMPTIVE RIGHTS

         Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Company's Articles provide that no such preemptive right exists in the Company's shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. Orphan Medical Delaware's Certificate does not provide for any such preemptive rights.

DIVIDENDS

         Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

SHAREHOLDERS' ACTION WITHOUT A MEETING

         Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota's corporation's articles of incorporation. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Orphan Medical Delaware's Certificate does not contain any such restriction.

STOCK REPURCHASES

         A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The Reincorporation provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder will have a tax basis in the shares of capital stock of Orphan Medical Delaware deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of Orphan Medical Delaware deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or Orphan Medical Delaware and Orphan Medical Delaware will succeed, without adjustment, to the tax attributes of the Company.

         Shareholders should consult their own tax advisers as to the particular tax consequences to them of the Reincorporation under state, local or foreign tax laws.

DISSENTERS' RIGHTS

         Section 302A.471 of the Minnesota Business Corporation Act ("MBCA") grants any stockholder of the Company of record on __________, 1999 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

         To be entitled to payment, the dissenting shareholder must file prior to the vote for the proposed Reincorporation a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the proposed Reincorporation; provided, that such demand shall be of no force and effect if the proposed Reincorporation is not effected. The submission of a blank proxy will constitute a vote in favor of the Reincorporation and a waiver of dissenter's rights. The liability to the dissenting shareholder for the fair value of the shares shall also be the liability of Orphan Medical Delaware when and if the Reincorporation is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

         Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall be deemed to have assented to the Reincorporation and the Merger. A vote against the Reincorporation, however, is not necessary for a shareholder to exercise dissenters' rights and require the Company to purchase their shares.

         If and when the proposed Reincorporation is approved by shareholders of the Company and the Merger is not abandoned by the Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

         (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

         (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

         (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

         (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

         To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of such shareholders shares, plus interest.

         If a dissenter believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

         Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the shareholder and the Company or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The and expenses of the court proceeding will be assessed against the Company, except that the court may costs assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

         The fair value of the Company's shares means the fair value of the shares immediately before the effectiveness of the merger. Under Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company.

         Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

REQUIRED VOTE

         The Minnesota Business Corporation Act requires an affirmative vote of a majority of outstanding shares of Common Stock and Preferred Stock to authorize the Reincorporation and Merger. The enclosed form of Proxy provides a means for shareholders to vote for the Reincorporation and Merger, to vote against the Reincorporation and Merger, or to abstain from voting with respect to the Reincorporation and Merger. Each properly executed proxy received in time for the meeting will be voted at the meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE REINCORPORATION AND MERGER. A vote for the proposal will constitute specific approval of the Reincorporation and Merger, Orphan Medical Delaware's Certificate, bylaws, and all transactions and proceedings related to the Reincorporation and the Merger described in this Proxy Statement.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE COMPANY'S BOARD OF DIRECTORS HAS CONCLUDED THAT ADOPTION OF THE REINCORPORATION PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ACCORDINGLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                                   PROPOSAL #2

    PROPOSAL TO APPROVE THE ORPHAN MEDICAL, INC. EMPLOYEE STOCK PURCHASE PLAN

GENERAL

         On October 20, 1999, the Board of Directors adopted the Orphan Medical, Inc. Employee Stock Purchase Plan (the "Purchase Plan"), subject to shareholder approval. The Purchase Plan provides for the purchase of shares of Common Stock by employees of the Company and of its subsidiaries at the end of any purchase period (the "Purchase Period"). The initial Purchase Period will begin January 15, 2000. The Purchase Plan is intended to qualify under Section 423 of the Code.

         The following summary of the Purchase Plan is qualified in its entirety by reference to the full text of the Purchase Plan, which is attached to this Proxy Statement as Appendix E.

SUMMARY OF THE PURCHASE PLAN

         PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and certain related corporations with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company.

         ADMINISTRATION. The Purchase Plan will be administered by the Compensation Committee of the Board of Directors or such other committee as established by the Board of Directors (the "Committee"). The Committee has full authority to interpret the Purchase Plan and establish rules and regulations for the administration of the Purchase Plan. Decisions of the Committee are final and binding on all parties who have an interest in the Purchase Plan. The Board of Directors may exercise the Committee's powers and duties under the Purchase Plan.

         STOCK PURCHASES. The Purchase Plan permits Common Stock to be sold to participating employees on the last business day of any Purchase Period at a price equal to the lesser of (i) 85% of the fair market value of Common Stock on the first business day of the Purchase Period or (ii) 85% of the fair market value of Common Stock on the last business day of each Purchase Period. The first Purchase Period will begin January 15, 2000 and end on the later to occur of last business day of March 2000 and the date that the shareholders of the Company approve the Purchase Plan. Thereafter, each three-month Purchase Period will begin on the first business day in each of January, April, July and October of each year and end on the last business day in each of March, June, September and December of each year

         ELIGIBILITY. Any employee of the Company or any subsidiary (other than any employee whose customary employment is less than 20 hours per week or any employee who has not been employed by the Company or its subsidiaries for more than 6 months) is eligible to participate in the Purchase Plan. As of October 15, 1999, there were approximately 45 persons who were eligible to participate in the Purchase Plan.

         NUMBER OF SHARES. The Purchase Plan provides for the issuance of up to 200,000 shares of Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Articles of Incorporation, reverse stock split, merger, consolidation or otherwise. The shares of Common Stock to be sold under the Purchase Plan may be authorized but unissued shares or shares acquired in the open market or otherwise.

         No participant may purchase (a) more than 4,500 shares under the Purchase Plan for a given Purchase Period or (b) shares having a fair market value (determined at the beginning of each Purchase Period) exceeding $25,000 under the Purchase Plan and all other employee stock purchase plans (if any) for any calendar year.

         The closing price of the Company's Common Stock on October 15, 1999, as reported by the Nasdaq National Market, was $7 per share.

         CERTAIN TERMS AND CONDITIONS. Participating employees may direct the Company to make payroll deductions of whole dollar amount equal to or greater than $25, but not less than $25 or more than $1,000 of their current, regular compensation (excluding annual bonuses, expense allowances and all other forms of special compensation) for each pay period during the Purchase Period, subject to such other limitations as the Committee in its sole discretion may impose. Participating employees may make additional contributions into the Purchase Plan, subject to the share purchase restrictions described in "Number of Shares" above, by filing with the Company, in advance of a Purchase Period and in accordance with any other terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purchase, together with a personal check in the amount of the additional contribution. Participating employees may withdraw from the Purchase Plan at any time (although no employee may enroll again after a withdrawal until commencement of the next Purchase Period). Upon a participant's termination of employment with the Company or a subsidiary for any reason, participation in the Purchase Plan will cease. In the event of termination due to death, the participant's estate may elect to have the balance of the participant's share purchase account paid, in cash, to the participant's estate or a designated beneficiary within 30 days after the end of the Purchase Period during which such termination occurred. In the event of any other termination other than termination due to normal or early retirement, the balance of the participant's share purchase account will be paid, in cash, to the participant within 30 days after such termination.

         Except as the Committee otherwise permits, prior to the later to occur of the second anniversary of the beginning of any Purchase Period or the first anniversary of the end of such Purchase Period, the Common Stock purchased at the end of such Purchase Period under the Purchase Plan will not be transferable other than by will or by the laws of descent and distribution. All shares purchased under the Purchase Plan will initially be held in the Purchase Plan. Certificates representing shares purchased under the Purchase Plan will be delivered upon request at any time after the later to occur of the second anniversary of the beginning of any Purchase Period or the first anniversary of the end of such Purchase Period.

         DURATION, TERMINATION AND AMENDMENT. Unless earlier discontinued or terminated by the Board of Directors, the Purchase Plan shall automatically terminate when all of the shares of Common Stock issuable under the Purchase Plan have been sold. In addition, the Purchase Plan will automatically terminate if the shareholders of the Company have not approved the Purchase Plan within 12 months of the approval of the Purchase Plan by the Board of Directors of the Company. The Purchase Plan permits the Board of Directors to amend or discontinue the Purchase Plan at any time, except that prior shareholder approval will be required for any amendment which would (a) authorize an increase in the number of shares of Common Stock which may be purchased under the Purchase Plan, (b) permit the issuance of Common Stock before payment in full is received, (c) reduce the price per share at which the Common Stock may be purchased, (d) cause Rule 16b-3 under the Exchange Act to become unavailable with respect to the Purchase Plan, or (e) any other amendment that would require shareholder approval under the rules or regulations of the Nasdaq National Market or any securities exchange that are applicable to the Company.

TAX MATTERS

         The Purchase Plan and the right of participating employees to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Code. Payroll deductions under the Purchase Plan will be taxable to a participating employee as compensation for the year in which such amounts would otherwise have been paid to the participating employee. No income will be taxable to a participating employee at the time of grant of the option or purchase of shares. A participating employee may become liable for tax upon disposition of the shares acquired, as summarized below.

         If the shares are sold or disposed of (including by way of gift) at least two years after the date of the beginning of the offering period (the "DATE OF OPTION GRANT") and at least one year after the date such shares are purchased (the "DATE OF OPTION EXERCISE"), in this event, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the option (the "OPTION PRICE") or (b) the excess of the fair market value of the shares at the time the option was granted over an amount equal to what the option price would have been if it had been computed as of the date of option grant, will be treated as ordinary income to the participating employee. Any further gain upon such disposition will be treated as long-term capital gain. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participating employee has a capital loss for the difference. Under current law, long-term capital gain is fully included in gross income and is taxed at a maximum rate of 28%, which for some individuals may be lower than the tax rate applicable to ordinary income. Capital losses are allowed in full against capital gains plus $3,000 of other income. If the holding periods described above are satisfied before the shares are sold or disposed of, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option.

         In the event that the shares are sold or disposed of (including by way of gift or by exchange in connection with the exercise of an incentive stock option) before the expiration of the holding periods described above, the excess of the fair market value of the shares on the date of option exercise over the option price will be treated as ordinary income to the participating employee. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as capital gain and will be treated as long-term capital gain if the shares have been held more than one year. Even if the shares are sold for less than their fair market value on the date of option exercise, the same amount of ordinary income is attributed to a participating employee and a capital loss is recognized equal to the difference between the sales price and the value of the shares on such date of option exercise. The Company ordinarily will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the participating employee, but may also be required to withhold income tax upon such amount or report such amount to the Internal Revenue Service.

REQUIRED VOTE

         The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Special Meeting is required for the approval of the Orphan Medical, Inc. Employee Stock Purchase Plan. The enclosed form of Proxy provides a means for stockholders to vote for the Purchase Plan, to vote against the Purchase Plan, or to abstain from voting with respect to the Purchase Plan. Each properly executed proxy received in time for the meeting will be voted at the meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE PURCHASE PLAN.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ORPHAN MEDICAL, INC. EMPLOYEE STOCK PURCHASE PLAN.

                                                                      APPENDIX A

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the "Agreement"), dated as of __________, 1999, between Orphan Medical, Inc., a Minnesota corporation ("Orphan Medical"), and Orphan Medical, Inc., a Delaware corporation and a wholly-owned subsidiary of Orphan Medical (the "Surviving Corporation").

         WHEREAS, Orphan Medical, as of the date hereof, has authority to issue 25,000,000 shares of capital stock of which 14,000 shares are designated as Senior Convertible Preferred Stock, $.01 par value, 5,000 shares are designated as Series B Convertible Preferred Stock, $.01 par value, 4,000 shares are designated as Series C Convertible Preferred Stock, $.01 par value and 1,500,000 shares are designated as Series D Non-Voting Preferred Stock, $.01 par value (the "Series D Preferred Stock")(collectively, the Orphan Medical Preferred Stock"); as of the date hereof _____ shares of Orphan Medical's common stock, $.01 par value (the "Orphan Medical Common Stock") are issued and outstanding, and an aggregate of ____ shares of Orphan Medical Preferred are issued and outstanding; and

         WHEREAS, the Surviving Corporation, as of the date hereof, has authority to issue 25,000,000 shares of capital stock, of which 14,000 shares shall be designated as Senior Convertible Preferred Stock, $.01 par value, 5,000 shares shall be designated as Series B Convertible Preferred Stock, $.01 par value, 4,000 shares shall be designated as Series C Convertible Preferred Stock, $.01 par value and 1,500,000 shares shall be designed Series D Non-Voting Preferred Stock, $.01 par value (collectively, the (the "Surviving Corporation Preferred Stock"); and

         WHEREAS, all authorized shares of the Surviving Corporation shall be deemed common stock, $.01 par value (the "Surviving Corporation Common Stock") unless specifically designated otherwise by the Board of Directors; and

         WHEREAS, as of the date hereof, 100 shares of the Surviving Corporation Common Stock are issued and outstanding and held by Orphan Medical and no shares of the Surviving Corporation Preferred are issued and outstanding; and

         WHEREAS, Orphan Medical and the Surviving Corporation desire that Orphan Medical merge with and into the Surviving Corporation and that the Surviving Corporation shall continue as the Surviving Corporation in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware and the laws of the State of Minnesota; and

         WHEREAS, the respective Boards of Directors of Orphan Medical and the Surviving Corporation have approved this Agreement and directed that it be submitted to a vote of their stockholders.

         Now, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:

                                    ARTICLE I

                                     MERGER

         1.1 MERGER. Subject to the terms and conditions of this Agreement, Orphan Medical shall be merged with and into the Surviving Corporation (the "Merger") in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Business Corporation Act of the State of Minnesota (the "MBCA"), the separate existence of Orphan Medical shall cease and the Surviving Corporation shall be the surviving corporation and continue its corporate existence under the laws of the State of Delaware.

         1.2 EFFECT OF THE MERGER. At the Effective Time of the Merger (as hereinafter defined), the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of Orphan Medical and the Surviving Corporation; all property, real, personal and mixed, and all debts due on any account, including subscriptions for shares, and all other choses in action, and every other interest of or belonging to or due to each of Orphan Medical and the Surviving Corporation shall vest in the Surviving Corporation without any further act or deed; the title to any real estate or any interest therein vested in Orphan Medical shall not revert nor in any way become impaired by reason of the Merger; the Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of Orphan Medical and the Surviving Corporation; a claim of or against or a pending proceeding by or against Orphan Medical or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in the place of Orphan Medical; and neither the rights of creditors nor any liens upon the property of Orphan Medical or the Surviving Corporation shall be impaired by the Merger.

         1.3 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective as of the date and time (the "Effective Time") the following actions are completed:
(a) this Agreement or an appropriate certificate of merger is filed in accordance with Section 252 of the DGCL; and (b) appropriate articles of merger are filed in accordance with Sections 302A.611, 302A.613 and 302A.641 of the MBCA.

                                    ARTICLE 2

                    NAME, ARTICLES OF INCORPORATION, BYLAWS,
               DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

         2.1 NAME OF SURVIVING CORPORATION. The name of the Surviving Corporation shall be "Orphan Medical, Inc."

         2.2 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Surviving Corporation shall be the certificate of incorporation of the Surviving Corporation from and after the Effective Time until amended thereafter as provided therein or by law.

         2.3 BYLAWS. The Bylaws of the Surviving Corporation shall be the Bylaws of the Surviving Corporation from and after the Effective Time until amended thereafter as provided therein or by law.

         2.4 DIRECTORS AND OFFICERS. The directors and officers of Orphan Medical at the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation from and after the Effective Time and shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until the expiration of the terms to which they were elected to serve as directors and officers of Orphan Medical and until their successors are duly elected and qualified.

                                    ARTICLE 3

                     CONVERSION AND EXCHANGE OF CERTIFICATES

         3.1 CONVERSION. At the Effective Time, each of the following transactions shall be deemed to occur simultaneously:

                  (a) Each share of Orphan Medical Common Stock (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law) issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of the Surviving Corporation Common Stock. The shares of Orphan Medical Common Stock so converted shall cease to exist as such and shall exist only as shares of the Surviving Corporation Common Stock.

                  (b) Each option to purchase shares of Orphan Medical Common Stock granted by Orphan Medical or any of its subsidiaries under any warrant, stock option or stock purchase plan of Orphan Medical and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation Common Stock which is equal to the number of shares of Orphan Medical Common Stock which the optionee would have received had he exercised his option or right in full immediately prior to the Effective Time (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time.

                  (c) Each share of Orphan Medical Preferred Stock (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law) issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of the appropriate class of Surviving Corporation Preferred Stock. The shares of Orphan Medical Preferred Stock so converted shall cease to exist as such and shall exist only as shares of the Surviving Corporation Preferred Stock.

                  (d) Each option to purchase shares of Orphan Medical Preferred Stock granted by Orphan Medical or any of its subsidiaries under any warrant, stock option or stock purchase plan of Orphan Medical and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation Preferred Stock which is equal to the number of shares of Orphan Medical Preferred Stock which the optionee would have received had he exercised his option or right in full immediately prior to the Effective Time (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time.

                  (e) Each share of the Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time and held by Orphan Medical, without any action on the part of Orphan Medical or any other person, shall be canceled, and no shares of the Surviving Corporation or other securities of the Surviving Corporation shall be issued or other consideration paid in respect thereof.

         3.2 EXCHANGE OF CERTIFICATES.

                  (a) From and after the Effective Time, each holder of an outstanding certificate which immediately prior to the Effective Time represented shares of Orphan Medical Common Stock or Orphan Medical Preferred Stock shall be entitled to receive in exchange therefor, upon surrender thereof to the transfer agent designated by the Surviving Corporation, a certificate or certificates representing the number of shares of the Surviving Corporation Common Stock or Surviving Corporation Preferred Stock, as the case may be, into which such holder's shares of Orphan Medical Common Stock or Orphan Medical Preferred Stock were converted.

                  (b) If any certificate for shares of the Surviving Corporation capital stock is to be issued in a name other than that in which the certificate for shares of Orphan Medical capital stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such shares of the Surviving Corporation capital stock in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Corporation or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of shares of Orphan Medical capital stock for any shares of the Surviving Corporation capital stock or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                    ARTICLE 4

                     EMPLOYEE BENEFIT AND COMPENSATION PLANS

         At the Effective Time, any employee benefit plan or incentive compensation plan, including any stock option plan, to which Orphan Medical is then a party shall be assumed by, and continue to be the plan of the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of Orphan Medical or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, Orphan Medical capital stock, from and after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, the Surviving Corporation capital stock.

                                    ARTICLE 5

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

         5.1 ORPHAN MEDICAL SHAREHOLDER APPROVAL. This Agreement and the Merger shall have been adopted and approved by the shareholders of Orphan Medical in accordance with the applicable provisions of the Minnesota Business Corporation Act.

         5.2 THE SURVIVING CORPORATION STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been adopted and approved by Orphan Medical as the holder of all the outstanding shares of the Surviving Corporation capital stock prior to the Effective Time.

         5.3 CONSENTS, ETC. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Orphan Medical to be material to the consummation of the Merger shall have been obtained.

                                    ARTICLE 6

                                     GENERAL

         6.1 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement by the shareholders of Orphan Medical, by action of the Board of Directors of Orphan Medical, if the Board of Directors of Orphan Medical determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of Orphan Medical and its shareholders. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either Orphan Medical or the Surviving Corporation or their respective Boards of Directors or shareholders, except that Orphan Medical shall pay all expenses incurred in connection with the Merger or in respect of this Agreement or relating thereto.

         6.2 AMENDMENT. This Agreement may be amended at any time prior to the Effective Time with the mutual consent of the Boards of Directors of Orphan Medical and the Surviving Corporation; PROVIDED, HOWEVER, that after it has been adopted by the shareholders of Orphan Medical, this Agreement may not be amended in any manner which, in the judgment of the Board of Directors of Orphan Medical, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law; provided further, however, that any amendment of this Agreement after its adoption by the sole stockholder of the Surviving Corporation shall require the prior approval of such stockholder.

         6.3 DEFERRAL. Consummation of the transactions herein provided for may be deferred by the Board of Directors of Orphan Medical for a reasonable period of time if the Board of Directors or officer determines that such deferral would be, for any reason, in the best interests of Orphan Medical and its shareholders.

         6.4 HEADINGS. The headings set forth herein are inserted for convenience or reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         6.5 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

         6.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the principles of conflicts of law thereof, except to the extent the laws of the State of Delaware are applicable to the Surviving Corporation in respect of the Merger, in which case the laws of the State of Delaware shall apply without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and attested by its officers hereunto duly authorized, all as of the day and year first above written.

                                       Orphan Medical, Inc.
                                       A Minnesota Corporation


                                       By /s/
                                          --------------------------------------
                                          Its Chief Executive Officer

Attest:
/s/
------------------------------------
Secretary

                                       Orphan Medical, Inc.
                                       A Delaware Corporation


                                       By /s/
                                          --------------------------------------
                                          Its Chief Executive Officer

Attest:
/s/
------------------------------------
Secretary

                                                                      APPENDIX B


                          CERTIFICATE OF INCORPORATION
                                       OF
                              ORPHAN MEDICAL, INC.


                  To form a corporation pursuant to the Delaware General Corporation Law, the undersigned hereby certifies as follows:


                                    ARTICLE I

                  The name of this corporation is Orphan Medical, Inc.


                                   ARTICLE II.

                  The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.


                                  ARTICLE III.

                  The corporation shall have perpetual duration.


                                   ARTICLE IV.

                  The registered office of this corporation in Delaware is _____________, and the name of its registered agent is ___________________.


                                   ARTICLE V.

         A.       Authorized Shares.

                  The total number of shares of stock which this corporation is authorized to issue is twenty-five million (25,000,000) shares, of which 14,000 shares are designated Senior Convertible Preferred Stock, $.01 par value, 5,000 shares are designated Series B Convertible Preferred Stock, par value $.01, 4,000 shares are designated Series C Convertible Preferred Stock, $.01 par value, and 1,500,000 shares are designated Series D Non-Voting Convertible Preferred Stock, $.01 par value. Authorized but unissued shares of stock of this corporation shall be deemed common stock, $.01 par value ("Common Stock") unless specifically designated otherwise by the board of directors.

                  Authority is hereby expressly vested in the board of directors, subject to the provisions of this Article 5 and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of preferred stock and with respect to each such series to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole board of directors providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the board of directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

                  (1) The number of shares constituting such series and the designation of such series.

                  (2) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of this corporation's capital stock, and whether such dividends shall be cumulative or noncumulative.

                  (3) Whether the shares of such series shall be subject to redemption by this corporation at the option of either this corporation or the holder or both or upon the happening of a specified event, and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

                  (4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

                  (5) Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or this corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of this corporation's capital stock, and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments, and other terms and conditions of such conversions or exchanges.

                  (6) The restrictions, if any, on the issue or reissue of any additional preferred stock, including increases or decreases in the number of shares of any series subsequent to the issue of shares of that series.

                  (7) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of this corporation.

                  (8) Any right to vote with holders of shares of any other series or class and any right to vote as a class, either generally or as a condition to specified corporate action, in addition to any voting powers required by law.


         B.       Senior Convertible Preferred Stock.

                  1. Rights, Powers and Preferences. The holders of the Senior Convertible Preferred Stock (the "Convertible Preferred Stock") shall be entitled to the rights, powers and preferences set forth herein.

                  2. No Cumulative Voting; No Preemptive Rights. Holders of Convertible Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and, except as provided in an agreement between the corporation and any holder of Convertible Preferred Stock, shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

                  3. Rank. The Convertible Preferred Stock shall rank prior to all of the corporation's Common Stock and other classes of preferred stock now outstanding or hereafter issued, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  4. Dividends and Distributions.

                  (a) Holders of the Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends at the rate, in the form, at the times and in the manner set forth in this Article V.B. Section 4. Such dividends shall accrue on any given share from the day of issuance of such share and shall accrue from day to day whether or not earned or declared.

                  (b) The dividend rate on the Convertible Preferred Stock shall be $75.00 per annum per share; provided that (i) in the event that at any time during any 730-day period individuals who constituted the Board of

Directors at the beginning of such period, or the First Issuance Date (as defined in Article V.B. Section 7) (whichever is later), cease for any reason to constitute a majority of the Board of Directors then in office or (ii) the Board of Directors fails to declare and pay in full, on any Dividend Payment Date (as defined in Article V.B. Section 4(c)), all dividends accrued since the last Dividend Payment Date (or with respect to the first Dividend Payment Date, since the date of issuance), the dividend rate on the Convertible Preferred Stock shall be increased to $200 per annum per share unless holders of a majority of the then outstanding shares of Convertible Preferred Stock agree to waive such increase. Any change of the dividend rate in accordance with this Article V.B.
Section 4(b) shall be deemed to occur on the date upon which the event in question occurs. In the event the dividend rate is adjusted in accordance with this Article V.B. Section 4(b), the Corporation shall pay such dividends in cash.

                  (c) Dividends shall be payable in arrears, when and as declared by the Board of Directors on August 1 and February 1 of each year, commencing February 1, 1999 (each such semiannual payment date, a "Dividend Payment Date"), except that if any such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Saturday, Sunday or legal holiday. Dividends shall accrue on each share of Convertible Preferred Stock from the date of issuance of such shares and, after payment of a dividend as required hereunder, from and after each Dividend Payment Date based on the number of days elapsed and a 365-day year; provided that to the extent that a dividend is not paid in cash or stock on any Dividend Payment Date as provided in paragraph (d) below such unpaid amount shall in turn accrue dividends at the rate specified herein until paid as provided herein. The dividend payable on the first Dividend Payment Date with respect to any shares of Convertible Preferred Stock shall be the pro rata portion of the dividend rate based upon the number of days from and including the date of issuance, up to and including such first Dividend Payment Date and a 365-day year. Each dividend shall be paid to the holders of record of shares of the Convertible Preferred Stock as they appear on the books of the Corporation on such record date, not more than sixty (60) days nor fewer than ten (10) days preceding the respective Dividend Payment Date, as shall be fixed by the Board of Directors.

                  (d) Any dividend payment made with respect to the Convertible Preferred Stock, may be made, at the sole discretion of the Board of Directors, in cash out of funds legally available for such purpose or (i) in respect of dividends accruing on the Convertible Preferred Stock on or prior to August 1, 2000, by issuing the number of shares of Convertible Preferred Stock equal to the amount of the dividend divided by $1,000 and (ii) in respect of dividends accruing on the Convertible Preferred Stock after August 1, 2000, by issuing a number of shares of Common Stock equal to the amount of the dividend divided by the average last sale price of the Common Stock for the five (5) trading days preceding the dividend payment date (the "Dividend Conversion Price"); provided, that no fractional shares shall be issued; provided, further, that the Corporation shall pay dividends in cash to the extent that the issuance of stock would require stockholder approval pursuant to Section 4460(i) of the Rules of the NASDAQ Stock Market or any successor rule thereto and such approval has not been obtained. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Convertible Preferred Stock or Common Stock, as applicable, determined in accordance with the preceding formula; provided, that in the event that any such dividend payment is made partially in cash and partially in shares of Convertible Preferred Stock or Common Stock, each holder of Convertible Preferred Stock shall receive a ratable amount of cash and Convertible Preferred Stock or Common Stock, as the case may be, that is proportionate to the amount of Convertible Preferred Stock held by such holder on which such dividend is paid. If any fractional interest in a share of Convertible Preferred Stock or Common Stock would be delivered upon any payment of dividends pursuant to this Article V.B.
Section 4, the Corporation, in lieu of delivering the fractional share of Convertible Preferred Stock or Common Stock shall pay an amount to the holder thereof equal to such fraction multiplied by $1,000 or equal to the Dividend Conversion Price, as applicable. All shares of Convertible Preferred Stock and Common Stock issued as a dividend shall be fully paid and nonassessable.

                  (e) No dividends or other distributions (other than dividends payable in Junior Dividend Stock (as defined below)) shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation, or any of its subsidiaries, of, any shares of Common Stock or other capital stock of the Corporation ranking junior as to payment of dividends on the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Dividend Stock"); provided that dividends or other distributions may be paid or set apart for payment on any shares of Junior Dividend Stock at such time as less than 20% of the Denominator Shares (as defined in Article V.B. Section 6(b)) remain outstanding.

                  Any reference to "distribution" contained in this Article V.B.
Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $1,000 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock"). The entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Convertible Preferred Stock. After payment in full of the liquidation preference of the shares of the Convertible Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Article V.B. Section 5.

                  6. Ten Year Conversion or Redemption.

                  (a) On the tenth anniversary (the "Anniversary Date") of the First Issuance Date (as defined in Article V.B. Section 7), the Corporation, at its election, shall either require the conversion of all then issued and outstanding shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (the "Anniversary Conversion") or redeem the then issued and outstanding shares of Convertible Preferred Stock (the "Redemption") as provided below.

                  (b) If the Corporation elects the Anniversary Conversion, the Corporation shall pay a conversion fee equal to $3,000,000 (the "Conversion Fee"), subject to adjustment, on a pro rata basis to the holders of the then issued and outstanding shares of Convertible Preferred Stock. The Corporation shall pay the Conversion Fee, at the election of the Board of Directors, in (i) cash or (ii) a number of shares of Common Stock equal to the Conversion Fee divided by the average last sale price of the Common Stock for the five (5) trading days immediately preceding the Anniversary Date; provided, however, that the Corporation shall pay the Conversion Fee in cash to the extent that the issuance of stock would require stockholder approval pursuant to Section 4460(i) of the Rules of the NASDAQ Stock Market or any successor rule thereto and such approval has not been obtained. In the event that the number of shares of Convertible Preferred Stock issued and outstanding as of the Anniversary Date is less than the sum of the number of Initial Shares (as defined in Article V.B.
Section 7(b) below) and shares issued as dividends, if any, on the Convertible Preferred Stock (such sum is hereinafter referred to as the "Denominator Shares") pursuant to Article V.B. Section 4 hereof, then the Conversion Fee will be adjusted downward to equal the product of (a) $3,000,000 and (b) the quotient of the number of shares of Convertible Preferred Stock issued and outstanding as of the Anniversary Date divided by the Denominator Shares (as adjusted for any stock split, stock dividend, recapitalization or otherwise). On or after the Anniversary Date, each holder of Convertible Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation and the Corporation shall deliver to such holder (i) a certificate or certificates representing the number of shares of Common Stock equal to the number of shares of Convertible Preferred Stock to be converted multiplied by $1,000 divided by the Conversion Price set forth in the notice to the holder, (ii) the holder's pro rata portion of the Conversion Fee and (iii) accrued and unpaid dividends in cash or a number of shares of Common Stock equal to the dividend amount divided by the Conversion Price. In addition, the following provisions of Article V.B.
Section 7 shall be applicable to the Anniversary Conversion: the second sentence of the second paragraph of Article V.B. Section 7(a), third paragraph of Article V.B. Section 7(b), Section 7(d) and Section 7(e).

                  (c) In the event the Corporation elects a Redemption, the Corporation shall redeem for cash on the Anniversary Date all issued and outstanding shares of Convertible Preferred Stock at a price per share equal to $1,000 plus all accrued and unpaid dividends on such share to the Anniversary Date (such sum being hereinafter referred to as the "Redemption Price"). On or after the Anniversary Date, each holder of Convertible Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in the notice to the holder and shall thereupon be entitled to receive payment of the Redemption Price. If, on the Anniversary Date, funds necessary for the Redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, on the Anniversary Date, the dividends with respect to the shares so called shall cease to accrue, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Redemption Price upon surrender of their certificates) shall terminate.

                  (d) No more than sixty (60) nor less than twenty (20) days prior to the Anniversary Date, the Corporation shall deliver notice, by first class mail, postage prepaid, to each holder of record of the Convertible Preferred Stock, addressed to such stockholder at its last address as shown on the stock books of the Corporation. Such notice shall state whether the Corporation has elected to effect the Anniversary Conversion or the Redemption. If the Corporation fails to give notice as provided above, the Corporation shall be deemed to have elected the Redemption. In the event of the Anniversary Conversion, the notice shall also state that the Anniversary Date is the date fixed for conversion, the then-effective Conversion Price (as defined in Article V.B. Section 7), whether the Conversion Fee will be paid in cash or shares of Common Stock and the holder's pro rata portion of such, whether the accumulated and unpaid dividends to the Anniversary Date will be paid in cash or shares of Common Stock and that on and after the Anniversary Date, dividends will cease to accumulate on such shares of Convertible Preferred Stock; provided that there is no default in the payment of the Conversion Fee. In the event of the Redemption, the notice shall also state that the Anniversary Date is the date fixed for redemption, the Redemption Price, the place or places of payment, that the right of holders of Convertible Preferred Stock to exercise their conversion rights in accordance with Article V.B. Section 7 shall expire at the close of business on the Anniversary Date (provided that there is no default in payment of the Redemption Price) and that payment of the Redemption Price will be made upon presentation and surrender of certificates representing the Convertible Preferred Stock to the Corporation or its agent as provided in the notice

                  7. Conversion.

                  (a) Holders of Convertible Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof; provided, that such conversion right shall expire at the close of business on the date, if any, fixed for the redemption of Convertible Preferred Stock in any notice of redemption given pursuant to Article V.B. Section 6 hereof if there is no default in payment of the Redemption Price. Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest whole share) as shall be equal to $1,000 divided by the Conversion Price (as defined below) in effect at the time of conversion. The initial Conversion Price will be the lesser of (i) 110% of the average last sale price of the Common Stock for the twenty (20) trading days immediately prior to July 23, 1998 (the "First Issuance Date") or, (ii) 110% of the average last sale price of the Common Stock for the twenty (20) days immediately prior to the date that is ninety (90) days from the First Issuance Date of the Convertible Preferred Stock, subject to adjustment from time to time as provided in Article V.B.
Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Conversion Price"); provided, that in no event shall the initial Conversion Price (prior to any adjustment provided in Article V.B.
Section 8) be less than $8.50.

                  The right of holders of Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Convertible Preferred Stock in a name other than that of the holder of the shares of Convertible Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                  (b) In the event the Common Stock trades above $40 per share for ninety (90) consecutive trading days and the average daily reported volume in trading for the Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association for any twenty (20) consecutive trading days during such 90-day period exceeds 10% of the number of shares of Common Stock into which the sum of the number of shares of Convertible Preferred Stock issued on the First Issuance Date and the additional shares of Convertible Preferred Stock issued to such holders within one hundred twenty (120) days after the First Issuance Date (the "Initial Shares") could be converted, adjusted to eliminate the effect of any reporting of both the buy and sell side of any trade, the Corporation may, by notice to the holders thereof, within thirty (30) days after such 90-day period, elect to require the conversion of all the shares of Convertible Preferred Stock then outstanding into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price.

                  Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Convertible Preferred Stock to be converted, addressed to such stockholders at their last addresses as shown on the stock books of the Corporation. Each such notice of conversion shall specify the date fixed for conversion; the then-effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the election of the Board of Directors, in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Conversion Price on the date fixed for conversion (which shall be within thirty (30) days of the notice); and that on and after the conversion date, dividends will cease to accumulate on such shares.

                  Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Convertible Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares designated for conversion shall not affect the validity of the proceedings for the conversion of any other shares of Convertible Preferred Stock.

                  (c) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Convertible Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Convertible Preferred Stock and shall use its best efforts to list such shares on each national securities exchange on which the Common Stock is listed or to have such shares admitted for quotation on the NASDAQ National Market System if the Common Stock is admitted for quotation thereon.

                  (d) Upon the surrender of certificates representing shares of Convertible Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

                  (e) No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the conversion date and (b) such fraction of a share. The "Closing Price" for each day shall be the last reported sale price or, in case no sale takes place on such day, the average of the closing bid and asked price on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System, or, if the Common Stock is not admitted for quotation on the NASDAQ National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

                  8. Adjustments to Conversion Price. Notwithstanding anything in this Article V.B. Section 8 to the contrary, no change in the Conversion Price shall be made until the cumulative effect of the adjustments called for by this Article V.B. Section 8 since the date of the last change in the Conversion Price would change the Conversion Price by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Price shall be changed to reflect all adjustments called for by this Article V.B. Section 8 and not previously made. Additionally, there shall be no adjustment in the Conversion Price as a result of any issue or sale (or deemed issue or sale) of
(i)(A)shares of Common Stock that may be issued after the First Issuance Date to Chronimed, Inc. pursuant to the terms of the Termination Agreement between the Corporation and Chronimed, Inc., (B) shares of Common Stock that may be issued upon exercise of stock options that are outstanding on the First Issuance Date (as such number of shares is proportionately adjusted for subsequent stock splits, combinations of shares and stock dividends affecting the Common Stock), in each case pursuant to the terms thereof as in effect on the First Issuance Date, and (C) stock options and shares of Common Stock issuable upon exercise of such options granted to employees and directors of the Corporation and its Subsidiaries pursuant to the terms of stock option plans approved by the Corporation's Board of Directors if such options are exercisable at the market price on the date of grant; provided that the aggregate number of shares of Common Stock issued, or issuable, pursuant to this clause (i) shall not exceed two million shares, (ii) Common Stock upon the exercise of warrants that, as of June 30, 1998, entitled holders to purchase an aggregate of 213,255 shares of Common Stock (which warrants were originally issued on May 19, 1995 to R.J. Steichen & Company and a portion of which were subsequently assigned to employees and affiliates of R.J. Steichen & Company), (iii) Common Stock upon the conversion or exchange of the Preferred Stock or (iv) securities pursuant to any public offering of the Company's securities registered under the Securities Act (collectively referred to as "Permitted Issuances"). Subject to the foregoing, the Conversion Price shall be adjusted from time to pursuant to
Article V.B. Section 8(a).

                  (a) If and whenever, on or after the First Issuance Date, the Corporation issues or sells, or in accordance with this Article V.B. Section 8(a) is deemed to have issued or sold, any shares of its Common Stock for consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, unless such issuance or sale was a Permitted Issuance, immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (i) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock deemed outstanding immediately prior to such issue or sale, plus
(2) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock deemed outstanding immediately after such issue or sale.

                           (i) Issuance of Rights or Options. If the Corporation
                  in any manner grants or sells any options and the price per share for which Common Stock is issuable upon the exercise of such options, or upon conversion or exchange of any convertible securities issuable upon exercise of such options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such options, then, unless such issuance or sale was a Permitted Issuance, the total maximum number of shares of Common Stock issuable upon the exercise of such options or upon conversion or exchange of the total maximum amount of such convertible securities issuable upon the exercise of such options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such options, plus in the case of such options which relate to convertible securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such convertible securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such options or upon the conversion or exchange of all such convertible securities issuable upon the exercise of such options. No further adjustment of the Conversion Price shall be made when convertible securities are actually issued upon the exercise of such options or when Common Stock is actually issued upon the exercise of such options or the conversion or exchange of such convertible securities.

                           (ii) Issuance of Convertible Securities. If the
                  Corporation in any manner issues or sells any convertible securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, unless such issuance or sale is a Permitted Issuance, the maximum number of shares of Common Stock issuable upon conversion or exchange of such convertible securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such convertible securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such convertible securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Article V.B. Section 8(a) no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           (iii) Change in Option Price or Conversion Rate. If
                  the purchase price provided for in any options, the additional consideration, if any, payable upon the conversion or exchange of any convertible securities or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that in no event shall the Conversion Price be adjusted to a price higher than the Conversion Price in effect prior to any actions described in this Article V.B. Section 8(a)(iii). For purposes of this Article V.B. Section 8(a)(iii) if the terms of any option or convertible security which was outstanding as of the First Issuance Date are changed in the manner described in the immediately preceding sentence, then such option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change and no such change shall cause the Conversion Price hereunder to be increased.

                           (iv) Treatment of Expired Options and Unexercised
                  Convertible Securities. Upon the expiration of any option or the termination of any right to convert or exchange any convertible security without the exercise of any such option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such option or convertible security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this Article V.B. Section 8(a) the expiration or termination of any option or convertible security which was outstanding as of the First Issuance Date shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such option or convertible security caused it to be deemed to have been issued after the First Issuance Date. For purposes of this Article V.B. Section 8(a)(iv) if the terms of any expired option or termination of any right to convert or exchange any convertible security which was outstanding as of the First Issuance Date are changed in the manner described in
                  Article V.B. Section 8(a)(iii), then such option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change and no such change shall cause the Conversion Price hereunder to be increased.

                           (v) Calculation of Consideration Received. If any
                  Common Stock, option or convertible security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, option or convertible security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the fair market price (calculated to be the average Closing Price for the twenty
                  (20) trading days immediately prior to the date of sale of the securities described in the first sentence of this Article V.B. Section 8(a)(v)) thereof as of the date of receipt. If any Common Stock, option or convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, option or convertible security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Convertible Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Convertible Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                           (vi) Integrated Transactions. In case any option is
                  issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such option by the parties thereto, the option shall be deemed to have been issued for a consideration of $.00.

                           (vii) Treasury Shares. The number of shares of Common
                  Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                           (viii) Record Date. If the Corporation takes a record
                  of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, options or in convertible securities or (ii) to subscribe for or purchase Common Stock, options or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (b) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision, or any applicable record date shall be proportionally reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination or any applicable record date shall be proportionately increased.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to insure that each of the holders of Convertible Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Convertible Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Convertible Preferred Stock immediately prior to such Organic Change, or any applicable record date thereon. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to insure that the provisions of this Article V.B. Section 8 shall thereafter be applicable to the Convertible Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Convertible Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (d) Certain Events. If any event occurs of the type contemplated by the provisions of this Article V.B. Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Convertible Preferred Stock; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Article V.B. Section 8 or decrease the number of shares of Common Stock issuable upon conversion of each share of Convertible Preferred Stock.

                  (e) Notices.

                                    (i) Promptly after any adjustment of the
                           Conversion Price, the Corporation shall give written notice thereof to all holders of Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                    (ii) The Corporation shall give written
                           notice to all holders of Convertible Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record
                           (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                                    (iii) The Corporation shall also give
                           written notice to the holders of Convertible
                           Preferred Stock at least twenty (20) days prior to the date on which any Organic Change shall take place.

                  9. Convertible Preferred Stock Not Redeemable at Option of Holders or Exchangeable; No Sinking Fund. The Convertible Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock (except for Common Stock upon conversion as provided herein) or indebtedness of the Corporation or other property. The Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

                  10. Voting Rights. So long as 20% of the Initial Shares remain outstanding, the holders of a majority of the Convertible Preferred Stock, voting separately as a single class in the election of directors of the Corporation, to the exclusion of all other classes of the Corporation's capital stock and with each share of Convertible Preferred Stock entitled to one vote, shall be entitled to elect one (1) director (the "Preferred Stock Representative") to serve on the Corporation's Board of Directors until his successor is duly elected by holders of a majority of the Convertible Preferred Stock or he is removed from office by holders of a majority of the Convertible Preferred Stock. If the holders of a majority of the Convertible Preferred Stock for any reason fail to elect anyone to fill such directorship, such position shall remain vacant until such time as the holders of a majority of the Convertible Preferred Stock elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders.

                  The holders of the Convertible Preferred Stock shall be entitled to notice of all stockholders' meetings in accordance with the Corporation's bylaws, and except in the election of directors and as otherwise provided herein or by law, the holders of the Convertible Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

                  11. Certain Actions Not to be Taken Without Vote of Holders of Convertible Preferred Stock. So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of holders of a majority of the then issued and outstanding shares of Convertible Preferred Stock, voting as a single class:

                  (a) amend, repeal, modify or supplement any provision of this Certificate of Incorporation, the Bylaws of the Corporation as in effect on _____, 1999, or any successor Certificate of Incorporation or bylaws if such amendment, repeal, modification or supplement in any way adversely affects the powers, designations, preferences or other rights of the Convertible Preferred Stock;

                  (b) authorize or effect any recapitalization or reverse stock split of the Corporation or any other action which in any way adversely affects the powers, designations, preferences or other rights of the Convertible Preferred Stock;

                  (c) authorize or effect, in a single transaction or through a series of related transactions, a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same;

                  (d) declare or pay or set aside for payment any cash dividend or cash distribution or other payment upon the Junior Dividend Stock, nor redeem, purchase or otherwise acquire any Junior Dividend Stock for any consideration other than the redemption of Common Stock from employees of the Corporation pursuant to a stock option plan approved by the Corporation's Board of Directors; provided that dividends or other distributions may be paid or set apart for payment on any shares of Junior Dividend Stock at such time as less than 20% of the Denominator Shares remain outstanding;

                  (e) authorize or permit the Corporation or any subsidiary of the Corporation to issue any equity securities except for Permitted Issuances and payment of dividends as provided in Article V.B. Section 4 above;

                  (f) incur any indebtedness unless after giving effect to the additional indebtedness the aggregate indebtedness of the Corporation and its subsidiaries outstanding as of the date of such incurrence (the "Determination Date"), excluding financing that is secured by accounts receivable but not by the Corporation's intellectual property licenses or other intellectual property rights, does not exceed two and one-half times EBITDA of the Corporation and its subsidiaries for the twelve month period immediately prior to the Determination Date for which there are quarterly financial statements available. For purposes of this Article V.B. Section 11, EBITDA shall mean the sum of (i) net income,
(ii) interest expense (iii) depreciation and amortization of the Corporation and its subsidiaries and other non-cash items properly deducted in determining net income and (iv) federal, state and local income taxes, computed and calculated in accordance with generally accepted accounting principles;

                  (g) authorize or effect in a single transaction or through a series of related transactions, the consolidation of the Corporation with, or merger of the Corporation with or into, another person or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Corporation's assets to any person, or the consolidation or merger of any other person with or into the Corporation; or

                  (h) authorize or permit the Corporation to enter into any transaction with an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the Corporation or any officer or director of the Corporation other than in his capacity as an officer or director unless such transaction was approved by a majority of disinterested members of the Board of Directors, including the Preferred Stock Representative.

                  12. Outstanding Shares. For purposes of this Certificate of Incorporation, all shares of Convertible Preferred Stock shall be deemed outstanding except for (a) shares of Convertible Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of surrender of certificates representing Convertible Preferred Stock for conversion pursuant to Article V.B. Section 7, all shares of Convertible Preferred Stock which have been converted into Common Stock or other securities or property pursuant to Article V.B. Section 7; and (c) from the date fixed for redemption pursuant to Article V.B. Section 6, all shares of Convertible Preferred Stock which have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.

                  13. Status of Convertible Preferred Stock Upon Retirement. Shares of Convertible Preferred Stock which are acquired or redeemed by the Corporation or converted pursuant to Article V.B. Section 7 shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation or conversion pursuant to Article V.B. Section 7 of all outstanding shares of Convertible Preferred stock, all provisions of this Article V.B. shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, pursuant to Delaware General Corporation Law Section 245 or any successor provision and without stockholder action, to cause a restated certificate of incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Delaware which reflect such removal of all provisions relating to the Convertible Preferred Stock.

         C.       Series B Convertible Preferred Stock.

                  1. Rights, Powers and Preferences. The holders of the Series B Convertible Preferred Stock (the "Series B Preferred Stock") shall be entitled to the rights, powers and preferences set forth herein.

                  2. No Preemptive Rights. Holders of Series B Preferred Stock shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

                  3. Rank. The Series B Preferred Stock shall rank prior to all of the Corporation's Common Stock, the Corporation's Series D Convertible Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock") and all other classes of preferred stock, except that the Series B Preferred Stock shall rank pari passu to the Corporation's Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock") and is subordinated to the Corporation's Senior Convertible Preferred Stock now outstanding or hereafter issued, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, unless otherwise agreed upon in writing by the holders of a majority of the outstanding shares of Series B Preferred Stock.

                  4. Dividends and Distributions.

                  (a) Holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends at the rate, in the form, at the times and in the manner set forth in this
Article V.C. Section 4. Such dividends shall accrue on any given share from the day of issuance of such share and shall accrue from day to day whether or not earned or declared.

                  (b) The dividend rate on the Series B Preferred Stock shall be $75.00 per annum per share; provided that (i) in the event that at any time during any 730-day period individuals who constituted the Board of Directors at the beginning of such period, or the first date on which shares of Series B Preferred Stock are issued (the "Issuance Date")(whichever is later), cease for any reason to constitute a majority of the Board of Directors then in office or
(ii) the Board of Directors fails to declare and pay in full, on any Dividend Payment Date (as defined in Article V.C. Section 4(c)), all dividends accrued since the last Dividend Payment Date (or with respect to the first Dividend Payment Date, since the date of issuance), the dividend rate on the Series B Preferred Stock shall be increased to $200 per annum per share unless holders of a majority of the then outstanding shares of Series B Preferred Stock agree to waive such increase. Any change of the dividend rate in accordance with this
Article V.C. Section 4(b) shall be deemed to occur on the date upon which the event in question occurs. In the event the dividend rate is adjusted in accordance with this Article V.C. Section 4(b), the Corporation shall pay such dividends in cash.

                  (c) Dividends shall be payable in arrears, when and as declared by the Board of Directors on August 1 and February 1 of each year, commencing February 1, 2000 (each such semiannual payment date, a "Dividend Payment Date"), except that if any such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Saturday, Sunday or legal holiday. Dividends shall accrue on each share of Series B Preferred Stock from the date of issuance of such shares and, after payment of a dividend as required hereunder, from and after each Dividend Payment Date based on the number of days elapsed and a 365-day year; provided that to the extent that a dividend is not paid in cash or stock on any Dividend Payment Date as provided in paragraph (d) below such unpaid amount shall in turn accrue dividends at the rate specified herein until paid as provided herein. The dividend payable on the first Dividend Payment Date with respect to any shares of Series B Preferred Stock shall be the pro rata portion of the dividend rate based upon the number of days from and including the date of issuance, up to and including such first Dividend Payment Date and a 365-day year. Each dividend shall be paid to the holders of record of shares of Series B Preferred Stock as they appear on the books of the Corporation on such record date, not more than sixty (60) days nor fewer than ten (10) days preceding the respective Dividend Payment Date, as shall be fixed by the Board of Directors.

                  (d) Any dividend payment made with respect to the Series B Preferred Stock, may be made, at the sole discretion of the Board of Directors, in cash out of funds legally available for such purpose or by issuing the number of shares of Series B Preferred Stock equal to the amount of the dividend divided by $1,000 (the "Dividend Conversion Price"); provided, that no fractional shares shall be issued. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Series B Preferred Stock determined in accordance with the preceding formula; provided, that in the event that any such dividend payment is made partially in cash and partially in shares of Series B Preferred Stock, each holder of Series B Preferred Stock shall receive a ratable amount of cash and Series B Preferred Stock that is proportionate to the amount of Series B Preferred Stock held by such holder on which such dividend is paid. If any fractional interest in a share of Series B Preferred Stock would be delivered upon any payment of dividends pursuant to this Article V.C. Section 4, the Corporation, in lieu of delivering the fractional share of Series B Preferred Stock shall pay an amount to the holder thereof equal to such fraction multiplied by the Dividend Conversion Price. All shares of Series B Preferred Stock issued as a dividend shall be fully paid and nonassessable.

                  (e) No dividends or other distributions (other than dividends payable in Junior Dividend Stock (as defined below)) shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation, or any of its subsidiaries, of, any shares of Common Stock or other capital stock of the Corporation ranking junior as to payment of dividends on the Series B Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Dividend Stock"); provided that dividends or other distributions may be paid or set apart for payment on any shares of Junior Dividend Stock at such time as less than 20% of the Initial Shares (as defined in Article V.C. Section 7(b)) remain outstanding.

                  Any reference to "distribution" contained in this Article V.C.
Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, after distributions required to be made to the holders of any shares of any the Corporation's preferred stock ranking senior to the Series B Preferred Stock, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $1,000 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Series B Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock"). The assets of the Corporation available for distribution to the holders of the Series B Preferred Stock and any other shares of the Corporation's preferred stock ranking pari passu to the Series B Preferred Stock shall be distributed ratably among the holders of the Series B Preferred Stock and the holders of any such other shares of the Corporation's preferred stock ranking pari passu to the Series B Preferred Stock. After payment in full of the liquidation preference of the shares of the Series B Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Article V.C. Section 5.

                  6. Ten Year Conversion or Redemption.

                  (a) On the tenth anniversary (the "Anniversary Date") of the Issuance Date (as defined in Article V.C. Section 4(b)), the Corporation, at its election, shall either require the conversion of all then issued and outstanding shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as that term is defined in Article V.C.
Section 7(a))(the "Anniversary Conversion") or redeem the then issued and outstanding shares of Series B Preferred Stock (the "Redemption") as provided below.

                  (b) If the Corporation elects the Anniversary Conversion, the Corporation shall pay a conversion fee equal to $1,180,000 (the "Conversion Fee"), subject to adjustment, on a pro rata basis to the holders of the then issued and outstanding shares of Series B Preferred Stock. The Corporation shall pay the Conversion Fee, at the election of the Board of Directors, in (i) cash or (ii) a number of shares of Common Stock equal to the Conversion Fee divided by the average last sale price of the Common Stock for the five (5) trading days immediately preceding the Anniversary Date; provided, however, that the Corporation shall pay the Conversion Fee in cash to the extent that the issuance of stock would require stockholder approval pursuant to Section 4460(i) of the Rules of the NASDAQ Stock Market or any successor rule thereto and such approval has not been obtained. In the event that the number of shares of Series B Preferred Stock issued and outstanding as of the Anniversary Date is less than the number of Initial Shares (as defined in Article V.C. Section 7(b) below), then the Conversion Fee will be adjusted downward to equal the product of (a) $1,180,000 and (b) the quotient of the number of shares of Series B Preferred Stock issued and outstanding as of the Anniversary Date divided by the Initial Shares (as adjusted for any stock split, stock dividend, recapitalization or otherwise). On or after the Anniversary Date, each holder of Series B Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation and the Corporation shall deliver to such holder (i) a certificate or certificates representing the number of shares of Common Stock equal to the number of shares of Series B Preferred Stock to be converted multiplied by $1,000 divided by the

Conversion Price set forth in the notice to the holder, (ii) the holder's pro rata portion of the Conversion Fee and (iii) accrued and unpaid dividends in cash or a number of shares of Common Stock equal to the dividend amount divided by the Conversion Price. In addition, the following provisions of Article V.C.
Section 7 shall be applicable to the Anniversary Conversion: the second sentence of the second paragraph of Article V.C. Section 7(a), third paragraph of Article V.C. Section 7(b), Section 7(d) and Section 7(e).

                  (c) In the event the Corporation elects a Redemption, the Corporation shall redeem for cash on the Anniversary Date all issued and outstanding shares of Series B Preferred Stock at a price per share equal to $1,000 plus all accrued and unpaid dividends on such share to the Anniversary Date (such sum being hereinafter referred to as the "Redemption Price"). On or after the Anniversary Date, each holder of Series B Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in the notice to the holder and shall thereupon be entitled to receive payment of the Redemption Price. If, on the Anniversary Date, funds necessary for the Redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, on the Anniversary Date, the dividends with respect to the shares so called shall cease to accrue, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Redemption Price upon surrender of their certificates) shall terminate.

                  (d) No more than sixty (60) nor less than twenty (20) days prior to the Anniversary Date, the Corporation shall deliver notice, by first class mail, postage prepaid, to each holder of record of the Series B Preferred Stock, addressed to such stockholder at its last address as shown on the stock books of the Corporation. Such notice shall state whether the Corporation has elected to effect the Anniversary Conversion or the Redemption. If the Corporation fails to give notice as provided above, the Corporation shall be deemed to have elected the Redemption. In the event of the Anniversary Conversion, the notice shall also state that the Anniversary Date is the date fixed for conversion, the then- effective Conversion Price (as defined in Article V.C. Section 7), whether the Conversion Fee will be paid in cash or shares of Common Stock and the holder's pro rata portion of such, whether the accumulated and unpaid dividends to the Anniversary Date will be paid in cash or shares of Common Stock and that on and after the Anniversary Date, dividends will cease to accumulate on such shares of Series B Preferred Stock; provided that there is no default in the payment of the Conversion Fee. In the event of the Redemption, the notice shall also state that the Anniversary Date is the date fixed for redemption, the Redemption Price, the place or places of payment, that the right of holders of Series B Preferred Stock to exercise their conversion rights in accordance with Article V.C. Section 7 shall expire at the close of business on the Anniversary Date (provided that there is no default in payment of the Redemption Price) and that payment of the Redemption Price will be made upon presentation and surrender of certificates representing the Series B Preferred Stock to the Corporation or its agent as provided in the notice

                  7. Conversion.

                  (a) Holders of Series B Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof; provided, that such conversion right shall expire at the close of business on the date, if any, fixed for the redemption of Series B Preferred Stock in any notice of redemption given pursuant to Article V.C. Section 6 hereof if there is no default in payment of the Redemption Price. Each share of Series B Preferred Stock shall be convertible at the office of any transfer agent for the Series B Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest whole share) as shall be equal to $1,000 divided by the Conversion Price (as defined below) in effect at the time of conversion. The initial conversion price will be $6.50, subject to adjustment from time to time as provided in Article V.C. Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Conversion Price").

                  The right of holders of Series B Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Series B Preferred Stock in a name other than that of the holder of the shares of Series B Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                  (b) In the event the Common Stock trades above $40 per share for ninety (90) consecutive trading days and the average daily reported volume in trading for the Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association for any twenty (20) consecutive trading days during such 90-day period exceeds 10% of the number of shares of Common Stock into which the shares of Series B Preferred Stock could be converted (the "Initial Shares"), adjusted to eliminate the effect of any reporting of both the buy and sell side of any trade, the Corporation may, by notice to the holders thereof, within thirty (30) days after such 90-day period, elect to require the conversion of all the shares of Series B Preferred Stock then outstanding into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price.

                  Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series B Preferred Stock to be converted, addressed to such stockholders at their last addresses as shown on the stock books of the Corporation. Each such notice of conversion shall specify the date fixed for conversion; the then-effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the election of the Board of Directors, in cash or in a number of shares of Series B Preferred Stock equal to the dividend amount divided by the Conversion Price on the date fixed for conversion (which shall be within thirty (30) days of the notice; and that on and after the conversion date, dividends will cease to accumulate on such shares.

                  Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series B Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares designated for conversion shall not affect the validity of the proceedings for the conversion of any other shares of Series B Preferred Stock.

                  (c) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series B Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series B Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Series B Preferred Stock and shall use its best efforts to list such shares on each national securities exchange on which the Common Stock is listed or to have such shares admitted for quotation on the NASDAQ National Market System if the Common Stock is admitted for quotation thereon.

                  (d) Upon the surrender of certificates representing shares of Series B Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

                  (e) No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the conversion date and (b) such fraction of a share. The "Closing Price" for each day shall be the last reported sale price or, in case no sale takes place on such day, the average of the closing bid and asked price on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System, or, if the Common Stock is not admitted for quotation on the NASDAQ National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

                  8. Adjustments to Conversion Price. Notwithstanding anything in this Article V.C. Section 8 to the contrary, no change in the Conversion Price shall be made until the cumulative effect of the adjustments called for by this Article V.C. Section 8 since the date of the last change in the Conversion Price would change the Conversion Price by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Price shall be changed to reflect all adjustments called for by this Article V.C. Section 8 and not previously made. Additionally, there shall be no adjustment in the Conversion Price as a result of any issue or sale (or deemed issue or sale) of
(i)(A) shares of Common Stock that may be issued upon exercise of stock options that are outstanding on the Issuance Date (as such number of shares is proportionately adjusted for subsequent stock splits, combinations of shares and stock dividends affecting the Common Stock), in each case pursuant to the terms thereof as in effect on the Issuance Date, and (B) stock options and shares of Common Stock issuable upon exercise of such options granted to employees and directors of the Corporation and its Subsidiaries pursuant to the terms of stock option plans approved by the Corporation's Board of Directors if such options are exercisable at the market price on the date of grant; provided that the aggregate number of shares of Common Stock issued, or issuable, pursuant to this clause (i) shall not exceed two million shares, or such other amount as the holders of a majority of the outstanding shares of Series B Preferred Stock shall agree to in writing; (ii) Common Stock upon the exercise of warrants that, as of June 30, 1999, entitled holders to purchase an aggregate of 206,725 shares of Common Stock (which warrants were originally issued on May 19, 1995 to R.J. Steichen & Company and a portion of which were subsequently assigned to employees and affiliates of R.J. Steichen & Company); (iii) Common Stock issued upon the conversion or exchange of the Series B Preferred Stock or the Senior Convertible Preferred Stock; (iv) shares of Series D Preferred Stock or Series C Preferred Stock issuable upon the exercise of warrants granted to UBS Capital II LLC or its assignees (the "Warrants") or upon conversion of the Series C Preferred Stock under the terms of the Warrants; (v) Common Stock issuable upon conversion of shares of Series D Preferred Stock upon a Transfer Conversion (as defined in Article V.E. Section 5) or upon exercise of the Warrants; (vi) Common Stock issuable as payment of interest on that certain Promissory Note dated August 2, 1999 in the face amount of $2,050,000; (vii) securities pursuant to any public offering of the Company's securities registered under the Securities Act or (viii) the issuance and sale of the Company's Common Stock pursuant to the terms of any employee stock purchase plan approved by the Company's Board of Directors, up to a maximum of 100,000 shares (collectively referred to as "Permitted Issuances"). Subject to the foregoing, the Conversion Price shall be adjusted from time to pursuant to Article V.C. Section 8(a).

                  (a) If and whenever, on or after the Issuance Date, the Corporation issues or sells, or in accordance with this Article V.C. Section 8(a) is deemed to have issued or sold, any shares of its Common Stock for consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, unless such issuance or sale was a Permitted Issuance, immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to an amount equal to the price per share at which such Common Stock was sold or at which such shares of Common Stock are issuable upon the exercise of such rights or warrants.

                           (i) For purposes of this Article V.C. Section 8(a),
                  the following definitions apply:

                                    (A) "deemed to have issued or sold" shall
                           mean the issuance, grant or sale of Common Stock of the Company or securities which are directly or indirectly exercisable or convertible into shares of Common Stock, or warrants or options for the purchase, directly or indirectly, thereof, other than Permitted Issuances.

                                    (B) "consideration per share" for which
                           Common Stock is issued or issuable shall mean (1) with respect to the issuance, grant or sale of options or warrants to purchase shares of Common Stock, an amount determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such options or warrants, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such options and warrants, plus in the case of such options which relate to convertible securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such convertible securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such options and warrants or upon the conversion or exchange of all such convertible securities issuable upon the exercise of such options, and (2) with respect to the issuance, grant or sale of Common Stock of the Company or securities directly or indirectly exercisable or convertible into shares of Common Stock, an amount determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such convertible securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such convertible securities.

                           (ii) Change in Option Price or Conversion Rate. If
                  the purchase price provided for in any options, the additional consideration, if any, payable upon the conversion or exchange of any convertible securities or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that in no event shall the Conversion Price be adjusted to a price higher than the Conversion Price in effect prior to any actions described in this Article V.C. Section 8(a)(ii). For purposes of this Article V.C. Section 8(a)(ii) if the terms of any option or convertible security which was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change and no such change shall cause the Conversion Price hereunder to be increased.

                           (iii) Calculation of Consideration Received. If any
                  Common Stock, option or convertible security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, option or convertible security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the fair market price (calculated to be the average Closing Price for the twenty
                  (20) trading days immediately prior to the date of sale of the securities described in the first sentence of this Article V.C. Section 8(a)(iii)) thereof as of the date of receipt. If any Common Stock, option or convertible security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, option or convertible security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Series B Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding

                  Series B Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  (b) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision, or any applicable record date shall be proportionally reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination or any applicable record date shall be proportionately increased.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that each of the holders of Series B Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series B Preferred Stock immediately prior to such Organic Change, or any applicable record date thereon. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that the provisions of this Article V.C. Section 8 shall thereafter be applicable to the Series B Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series B Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (d) Certain Events. If any event occurs of the type contemplated by the provisions of this Article V.C. Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series B Preferred Stock; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Article V.C. Section 8 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock.

                  (e) Notices.

                                    (i) Promptly after any adjustment of the
                           Conversion Price, the Corporation shall give written notice thereof to all holders of Series B Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                    (ii) The Corporation shall give written
                           notice to all holders of Series B Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                                    (iii) The Corporation shall also give
                           written notice to the holders of Series B Preferred Stock at least twenty (20) days prior to the date on which any Organic Change shall take place.

                  9. Series B Preferred Stock Not Redeemable at Option of Holders or Exchangeable; No Sinking Fund. The Series B Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock (except for Common Stock upon conversion as provided herein) or indebtedness of the Corporation or other property. The Series B Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

                  10. No Voting Rights. The holders of Series B Preferred Stock shall not have voting rights except as specifically provided in this Certificate of Incorporation or as otherwise required by law.

                  11. Outstanding Shares. For purposes of this Certificate of Incorporation, all shares of Series B Preferred Stock shall be deemed outstanding except for (a) shares of Series B Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of surrender of certificates representing Series B Preferred Stock for conversion pursuant to Article V.C. Section 7, all shares of Series B Preferred Stock which have been converted into Common Stock or other securities or property pursuant to Article V.C. Section 7; and (c) from the date fixed for redemption pursuant to Article V.C. Section 6, all shares of Series B Preferred Stock which have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.

                  12. Status of Series B Preferred Stock Upon Retirement. Shares of Series B Preferred Stock which are acquired or redeemed by the Corporation or converted pursuant to Article V.C. Section 7 shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation or conversion pursuant to Article V.C. Section 7 of all outstanding shares of Series B Preferred stock, all provisions of this Article V.C. shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, pursuant to Delaware General Corporation Law Section 245 or any successor provision and without stockholder action, to cause a restated certificate of incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Delaware which reflect such removal of all provisions relating to the Series B Preferred Stock.

         D.       Series C Convertible Preferred Stock.

                  Unless otherwise indicated, all capitalized terms used in this
Article V.D. shall have the meanings assigned to such terms in Article V.C. of this Certificate of Incorporation.

                  1. Rights, Powers and Preferences. The holders of the Series C Convertible Preferred Stock (the "Series C Preferred Stock") shall be entitled to the rights, powers and preferences set forth herein.

                  2. No Preemptive Rights. Holders of Series B Preferred Stock shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

                   3. Rank. The Series C Preferred Stock shall rank prior to all of the Corporation's Common Stock, the Series D Non-Voting Preferred Stock and all other classes of preferred stock, except that the Series C Preferred Stock shall rank pari passu with the Corporation's Series B Preferred Stock and is subordinated to the Corporation's Senior Convertible Preferred Stock, now outstanding or hereafter issued, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, unless otherwise agreed upon in writing by the holders of a majority of the outstanding shares of Series C Preferred Stock.

                  4. Dividends and Distributions.

                  (a) Holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, cumulative dividends at the rate, in the form, at the times and in the manner set forth in this
Article V.D. Section 4. Such dividends shall accrue on any given share from the day of issuance of such share and shall accrue from day to day whether or not earned or declared.

                  (b) The dividend rate on the Series C Preferred Stock shall be $75.00 per annum per share; provided that (i) in the event that at any time during any 730-day period individuals who constituted the Board of Directors at the beginning of such period, or the first date on which shares of Series C Preferred Stock are issued (the "Series C Issuance Date")(whichever is later), cease for any reason to constitute a majority of the Board of Directors then in office or (ii) the Board of Directors fails to declare and pay in full, on any Dividend Payment Date, all dividends accrued since the last Dividend Payment Date (or with respect to the first Dividend Payment Date, since the date of issuance), the dividend rate on the Series C Preferred Stock shall be increased to $200 per annum per share unless holders of a majority of the then outstanding shares of Series C Preferred Stock agree to waive such increase. Any change of the dividend rate in accordance with this Article V.D. Section 4(b) shall be deemed to occur on the date upon which the event in question occurs. In the event the dividend rate is adjusted in accordance with this Article V.D. Section 4(b), the Corporation shall pay such dividends in cash.

                  (c) Dividends shall be payable in arrears, on each Dividend Payment Date, except that if any such date is a Saturday, Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Saturday, Sunday or legal holiday. Dividends shall accrue on each share of Series C Preferred Stock from the date of issuance of such shares and, after payment of a dividend as required hereunder, from and after each Dividend Payment Date based on the number of days elapsed and a 365-day year; provided that to the extent that a dividend is not paid in cash or stock on any Dividend Payment Date as provided in paragraph (d) below such unpaid amount shall in turn accrue dividends at the rate specified herein until paid as provided herein. The dividend payable on the first Dividend Payment Date with respect to any shares of Series C Preferred Stock shall be the pro rata portion of the dividend rate based upon the number of days from and including the date of issuance, up to and including such first Dividend Payment Date and a 365-day year. Each dividend shall be paid to the holders of record of shares of Series C Preferred Stock as they appear on the books of the Corporation on such record date, not more than sixty (60) days nor fewer than ten (10) days preceding the respective Dividend Payment Date, as shall be fixed by the Board of Directors.

                  (d) Any dividend payment made with respect to the Series C Preferred Stock, may be made, at the sole discretion of the Board of Directors, in cash out of funds legally available for such purpose or by issuing the number of shares of Series C Preferred Stock equal to the amount of the dividend divided by $1,000 (the "Series C Dividend Conversion Price"); provided, that no fractional shares shall be issued. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Series C Preferred Stock determined in accordance with the preceding formula; provided, that in the event that any such dividend payment is made partially in cash and partially in shares of Series C Preferred Stock, each holder of Series C Preferred Stock shall receive a ratable amount of cash and Series C Preferred Stock that is proportionate to the amount of Series C Preferred Stock held by such holder on which such dividend is paid. If any fractional interest in a share of Series C Preferred Stock would be delivered upon any payment of dividends pursuant to this Article V.D. Section 4, the Corporation, in lieu of delivering the fractional share of Series C Preferred Stock shall pay an amount to the holder thereof equal to such fraction multiplied by the Series C Dividend Conversion Price. All shares of Series C Preferred Stock issued as a dividend shall be fully paid and nonassessable.

                  (e) No dividends or other distributions (other than dividends payable in Junior Dividend Stock) shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation, or any of its subsidiaries, of, any shares of Junior Dividend Stock; provided that dividends or other distributions may be paid or set apart for payment on any shares of Junior Dividend Stock at such time as less than 20% of the Initial Series C Shares (as defined in Article V.D. Section 7(b)) remain outstanding.

                  Any reference to "distribution" contained in this Article V.D.
Section 4 shall not be deemed to include any distribution made in connection with a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $1,000 per share, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Stock. The assets of the Corporation available for distribution to the holders of the Series C Preferred Stock shall be distributed ratably among the holders of the Series C Preferred Stock. After payment in full of the liquidation preference of the shares of the Series C Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Article V.D. Section 5.

                  6. Ten Year Conversion or Redemption.

                  (a) On the Anniversary Date of the Series C Issuance Date(as defined in Article V.D. Section 4(b)), the Corporation, at its election, shall either require the conversion of all then issued and outstanding shares of Series C Preferred Stock into fully paid and nonassessable shares of Series D Preferred Stock at the Series C Conversion Price(defined in Article V.D. Section 7(a)) (the "Series C Anniversary Conversion") or redeem the then issued and outstanding shares of Series C Preferred Stock (the "Series C Redemption") as provided below.

                  (b) If the Corporation elects the Series C Anniversary Conversion, the Corporation shall pay a conversion fee equal to $820,000 (the "Series C Conversion Fee"), subject to adjustment, on a pro rata basis to the holders of the then issued and outstanding shares of Series C Preferred Stock. The Corporation shall pay the Series C Conversion Fee, at the election of the Board of Directors, in (i) cash or (ii) a number of shares of Common Stock equal to the Series C Conversion Fee divided by the average last sale price of the Common Stock for the five (5) trading days immediately preceding the Anniversary Date; provided, however, that the Corporation shall pay the Series C Conversion Fee in cash to the extent that the issuance of stock would require stockholder approval pursuant to Section 4460(i) of the Rules of the NASDAQ Stock Market or any successor rule thereto and such approval has not been obtained. In the event that the number of shares of Series C Preferred Stock issued and outstanding as of the Anniversary Date is less than the number of Initial Series C Shares (as defined in Article V.D. Section 7(b) below), then the Series C Conversion Fee will be adjusted downward to equal the product of (a) $820,000 and (b) the quotient of the number of shares of Series C Preferred Stock issued and outstanding as of the Anniversary Date divided by the Initial Series C Shares (as adjusted for any stock split, stock dividend, recapitalization or otherwise). On or after the Anniversary Date, each holder of Series C Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation and the Corporation shall deliver to such holder (i) a certificate or certificates representing the number of shares of Series D Preferred Stock equal to the number of shares of Series C Preferred Stock to be converted multiplied by $1,000 divided by the Series C Conversion Price set forth in the notice to the holder, (ii) the holder's pro rata portion of the Series C Conversion Fee and (iii) accrued and unpaid dividends in cash or a number of shares of Series D Preferred Stock equal to the dividend amount divided by the Series C Conversion Price. In addition, the following provisions of Article V.D. Section 7 shall be applicable to the Series C Anniversary
Conversion: the second sentence of the second paragraph of Article V.D. Section 7(a), third paragraph of Article V.D. Section 7(b), Section 7(d) and Section 7(e).

                  (c) In the event the Corporation elects a Series C Redemption, the Corporation shall redeem for cash on the Anniversary Date all issued and outstanding shares of Series C Preferred Stock at a price per share equal to $1,000 plus all accrued and unpaid dividends on such share to the Anniversary Date (such sum being hereinafter referred to as the "Series C Redemption Price"). On or after the Anniversary Date, each holder of Series C Preferred Stock shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in the notice to the holder and shall thereupon be entitled to receive payment of the Series C Redemption Price. If, on the Anniversary Date, funds necessary for the Series C Redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, on the Anniversary Date, the dividends with respect to the shares so called shall cease to accrue, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Series C Redemption Price upon surrender of their certificates) shall terminate.

                  (d) No more than sixty (60) nor less than twenty (20) days prior to the Anniversary Date, the Corporation shall deliver notice, by first class mail, postage prepaid, to each holder of record of the Series C Preferred Stock, addressed to such stockholder at its last address as shown on the stock books of the Corporation. Such notice shall state whether the Corporation has elected to effect the Series C Anniversary Conversion or the Series C Redemption. If the Corporation fails to give notice as provided above, the Corporation shall be deemed to have elected the Series C Redemption. In the event of the Series C Anniversary Conversion, the notice shall also state that the Anniversary Date is the date fixed for conversion, the then-effective Series C Conversion Price, whether the Series C Conversion Fee will be paid in cash or shares of Series D Preferred Stock and the holder's pro rata portion of such, whether the accumulated and unpaid dividends to the Anniversary Date will be paid in cash or shares of Series D Preferred Stock and that on and after the Anniversary Date, dividends will cease to accumulate on such shares of Series C Preferred Stock; provided that there is no default in the payment of the Series C Conversion Fee. In the event of the Series C Redemption, the notice shall also state that the Anniversary Date is the date fixed for redemption, the Series C Redemption Price, the place or places of payment, that the right of holders of Series C Preferred Stock to exercise their conversion rights in accordance with
Article V.D. Section 7 shall expire at the close of business on the Anniversary Date (provided that there is no default in payment of the Series C Redemption Price) and that payment of the Series C Redemption Price will be made upon presentation and surrender of certificates representing the Series C Preferred Stock to the Corporation or its agent as provided in the notice

                  7. Conversion.

                  (a) Holders of Series C Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Series C Preferred Stock into fully paid and nonassessable shares of Series D Preferred Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof; provided, that such conversion right shall expire at the close of business on the date, if any, fixed for the redemption of Series C Preferred Stock in any notice of redemption given pursuant to Article V.D. Section 6 hereof if there is no default in payment of the Redemption Price. Each share of Series C Preferred Stock shall be convertible at the office of any transfer agent for the Series C Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Series D Preferred Stock (calculated as to each conversion to the nearest whole share) as shall be equal to $1,000 divided by the Series C Conversion Price (as defined below) in effect at the time of conversion. The initial conversion price will be $6.50, subject to adjustment from time to time as provided in Article V.D.
Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "Series C Conversion Price").

                  The right of holders of Series C Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Series D Preferred Stock or other securities or property upon conversion of Series C Preferred Stock in a name other than that of the holder of the shares of Series C Preferred Stock being converted, nor shall the Corporation be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                  (b) In the event the Corporation's Common Stock trades above $40 per share for ninety (90) consecutive trading days and the average daily reported volume in trading for the Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association for any twenty (20) consecutive trading days during such 90-day period exceeds 10% of the number of shares of Series D Preferred Stock into which the shares of Series C Preferred Stock could be converted (the "Initial Series C Shares"), adjusted to eliminate the effect of any reporting of both the buy and sell side of any trade, the Corporation may, by notice to the holders thereof, within thirty (30) days after such 90-day period, elect to require the conversion of all the shares of Series C Preferred Stock then outstanding into fully paid and nonassessable shares of Series D Preferred Stock at the applicable Series C Conversion Price.

                  Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series C Preferred Stock to be converted, addressed to such stockholders at their last addresses as shown on the stock books of the Corporation. Each such notice of conversion shall specify the date fixed for conversion; the then-effective Series C Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the election of the Board of Directors, in cash or in a number of shares of Series C Preferred Stock equal to the dividend amount divided by $1,000; and that on and after the conversion date, dividends will cease to accumulate on such shares.

                  Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series C Preferred Stock receives such notice; and failure so to give such notice, or any defect in such notice, to the holders of any shares designated for conversion shall not affect the validity of the proceedings for the conversion of any other shares of Series C Preferred Stock.

                  (c) A number of shares of the authorized but unissued Series D Preferred Stock sufficient to provide for the conversion of the Series C Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Series D Preferred Stock into which each share of the Series C Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Series D Preferred Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series C Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Series D Preferred Stock upon conversion of the Series C Preferred Stock and shall use its best efforts to list such shares on each national securities exchange on which the Series D Preferred Stock may be listed or to have such shares admitted for quotation on the NASDAQ National Market System if the Series D Preferred Stock is admitted for quotation thereon.

                  (d) Upon the surrender of certificates representing shares of Series C Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Series D Preferred Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Series D Preferred Stock or other securities, cash or other assets as herein provided.

                  (e) No fractional shares of Series D Preferred Stock shall be issued upon conversion of Series C Preferred Stock but, in lieu of any fraction of a share of Series D Preferred Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (a) the Closing Price of a share of Common Stock (as defined in the next sentence) on the last trading day before the conversion date and (b) such fraction of a share. The "Closing Price" for each day shall be the last reported sale price or, in case no sale takes place on such day, the average of the closing bid and asked price on such day, in either case as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System, or, if the Common Stock is not admitted for quotation on the NASDAQ National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or, if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the

Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of the Common Stock on such day as determined in good faith by the Board of Directors of the Corporation.

                  8. Adjustments to Series C Conversion Price. Notwithstanding anything in this Article V.D. Section 8 to the contrary, no change in the Series C Conversion Price shall be made until the cumulative effect of the adjustments called for by this Article V.D. Section 8 since the date of the last change in the Series C Conversion Price would change the Series C Conversion Price by more than 1%. However, once the cumulative effect would result in such a change, then the Series C Conversion Price shall be changed to reflect all adjustments called for by this Article V.D. Section 8 and not previously made. Additionally, there shall be no adjustment in the Series C Conversion Price as a result of any Permitted Issuance. Subject to the foregoing, the Series C Conversion Price shall be adjusted from time to pursuant to Article V.D.
Section 8(a).

                  (a) If and whenever, on or after the Series C Issuance Date, the Corporation issues or sells, or in accordance with this Article V.D. Section 8(a) is deemed to have issued or sold, any shares of its Common Stock for consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then, unless such issuance or sale was a Permitted Issuance, immediately upon such issue or sale or deemed issue or sale the Series C Conversion Price shall be reduced to an amount equal to the price per share at which such Common Stock was sold or at which such shares of Common Stock are issuable upon the exercise of such rights or warrants.

                           (i) For purposes of this Article V.D. Section 8(a),
                  the following definitions apply:

                                    (A) "deemed to have issued or sold" shall
                           mean the issuance, grant or sale of Common Stock of the Company or securities which are directly or indirectly exercisable or convertible into shares of Common Stock, or warrants or options for the purchase, directly or indirectly, thereof, other than Permitted Issuances.

                                    (B) "consideration per share" for which
                           Common Stock is issued or issuable shall mean (1) with respect to the issuance, grant or sale of options or warrants to purchase shares of Common Stock, an amount determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such options or warrants, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such options and warrants, plus in the case of such options which relate to convertible securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such convertible securities and the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such options and warrants or upon the conversion or exchange of all such convertible securities issuable upon the exercise of such options, and (2) with respect to the issuance, grant or sale of Common Stock of the Company or securities directly or indirectly exercisable or convertible into shares of Common Stock, an amount determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such convertible securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such convertible securities.

                           (ii) Change in Option Price or Conversion Rate. If
                  the purchase price provided for in any options, the additional consideration, if any, payable upon the conversion or exchange of any convertible securities or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Series C Conversion Price in effect at the time of such change shall be immediately adjusted to the Series C Conversion Price which would have been in effect at such time had such options or convertible securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold;

                  provided that in no event shall the Series C Conversion Price be adjusted to a price higher than the Series C Conversion Price in effect prior to any actions described in this Article V.D. Section 8(a)(ii). For purposes of this Article V.D.
                  Section 8(a)(ii) if the terms of any option or convertible security which was outstanding as of the Series C Issuance Date are changed in the manner described in the immediately preceding sentence, then such option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change and no such change shall cause the Series C Conversion Price hereunder to be increased.

                           (iii) Calculation of Consideration Received. If any
                  Common Stock, option or convertible security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, option or convertible security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the fair market price (calculated to be the average Closing Price for the twenty
                  (20) trading days immediately prior to the date of sale of the securities described in the first sentence of this Article V.D. Section 8(a)(iii)) thereof as of the date of receipt. If any Common Stock, option or convertible security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, option or convertible security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Series C Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Series C Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  (b) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of outstanding shares of Series D Preferred Stock into a greater number of shares, the Series C Conversion Price in effect immediately prior to such subdivision, or any applicable record date shall be proportionally reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Series D Preferred Stock into a smaller number of shares, the Series C Conversion Price in effect immediately prior to such combination or any applicable record date shall be proportionately increased.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Series D Preferred Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Series D Preferred Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding) to insure that each of the holders of Series C Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Series D Preferred Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series C Preferred Stock immediately prior to such Organic Change, or any applicable record date thereon. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding) to insure that the provisions of this Article V.D. Section 8 shall thereafter be applicable to the Series C Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation an immediate adjustment of the Series C Conversion Price to the value for the Series D Preferred Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Series D Preferred Stock acquirable and receivable upon conversion of Series C Preferred Stock, if the value so reflected is less than the Series C Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series C Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (d) Certain Events. If any event occurs of the type contemplated by the provisions of this Article V.D. Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Series C Conversion Price so as to protect the rights of the holders of Series C Preferred Stock; provided that no such adjustment shall increase the Series C Conversion Price as otherwise determined pursuant to this
Article V.D. Section 8 or decrease the number of shares of Series D Preferred Stock issuable upon conversion of each share of Series C Preferred Stock.

                  (e) Notices.

                                    (i) Promptly after any adjustment of the
                           Series C Conversion Price, the Corporation shall give written notice thereof to all holders of Series C Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                    (ii) The Corporation shall give written
                           notice to all holders of Series C Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Series D Preferred Stock, (b) with respect to any pro rata subscription offer to holders of Series D Preferred Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                                    (iii) The Corporation shall also give
                           written notice to the holders of Series C Preferred Stock at least twenty (20) days prior to the date on which any Organic Change shall take place.

                  9. Series C Preferred Stock Not Redeemable at Option of Holders or Exchangeable; No Sinking Fund. The Series C Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock (except for Series D Preferred Stock upon conversion as provided herein) or indebtedness of the Corporation or other property. The Series C Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

                  10. No Voting Rights. The holders of Series C Preferred Stock shall not have voting rights except as specifically provided in this Certificate of Incorporation or as otherwise required by law.

                  11. Outstanding Shares. For purposes of this Certificate of Designation, all shares of Series C Preferred Stock shall be deemed outstanding except for (a) shares of Series C Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of surrender of certificates representing Series C Preferred Stock for conversion pursuant to Article V.D. Section 7, all shares of Series C Preferred Stock which have been converted into Series D Preferred Stock or other securities or property pursuant to Article V.D. Section 7; and (c) from the date fixed for redemption pursuant to Article V.D. Section 6, all shares of Series C Preferred Stock which have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.

                   12. Status of Series C Preferred Stock Upon Retirement. Shares of Series C Preferred Stock which are acquired or redeemed by the Corporation or converted pursuant to Article V.D. Section 7 shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation or conversion pursuant to Article V.D. Section 7 of all outstanding shares of Series C Preferred stock, all provisions of this Article V.D. shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, pursuant to Delaware General Corporation Law Section 245 or any successor provision and without stockholder action, to cause a restated certificate of incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Delaware which reflect such removal of all provisions relating to the Series C Preferred Stock.

         E.       Series D Non-Voting Preferred Stock.

         Unless otherwise indicated, all capitalized terms used in this Article V.E. shall have the meanings assigned to such terms in Article V.D. of this Certificate of Incorporation.

                  1. Rights, Powers and Preferences. The holders of the Series D Non-Voting Preferred Stock (the "Series D Preferred Stock") shall be entitled to the rights, powers and preferences set forth herein.

                  2. No Preemptive Rights. Holders of Series D Preferred Stock shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

                  3. Rank. The Series D Preferred Stock shall rank on an equal basis with all of the Corporation's Common Stock, and shall be fully subordinated to all other classes of the Corporation's preferred stock, both as to payment of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                  4. No Voting Rights; Other Rights, Preferences and Privileges. The Series D Preferred Stock shall not have voting rights. Except as provided in the preceding sentence, each share of Series D Preferred Stock shall have all of the same rights, preferences and privileges as each share of the Corporation's Common Stock as set forth in this Certificate of Incorporation. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by reverse stock split or otherwise) one or more classes of outstanding shares of the Corporation's Common Stock into a greater or lesser number of shares, the Corporation shall also subdivide or combine, as applicable, the outstanding shares of the Series D Preferred Stock. Any recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to as an "Common Organic Change". Prior to the consummation of any Common Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series D Preferred Stock then outstanding) to insure that each of the holders of the Series D Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable or receivable by a Permitted Investor (as defined in Article V.E. Section 5 hereof) upon the conversion of such holder's Series D Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Common Organic Change if such holder had converted its Series D Preferred Stock immediately prior to such Common Organic Change, or applicable record date thereon. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from the consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Series D Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  5. Conversion and Reconversion.

                  (a) Upon the transfer of any shares of Series D Preferred Stock to a Permitted Investor (as defined below), the shares of Series D Preferred Stock so transferred shall automatically be converted into shares of the Corporation's Common Stock, and any warrant or option to purchase shares of Series D Preferred Stock so transferred shall automatically be converted into a warrant or option to purchase shares of the Corporation's Common Stock (each a "Transfer Conversion") without any action on the part of the transferor or Permitted Investor. The conversion rate applicable to a Transfer Conversion shall be one share of Common Stock for each share of Series D Preferred Stock so transferred.

                           (i) For purposes of this Article V.E. Section 5, the
                  term "Permitted Investor" means a Person that is not (a) the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the Corporation's outstanding capital stock or other securities entitled to vote, or has or shares the power to dispose of, or direct the disposition of, such capital stock or securities, (b) a Person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation (an "Affiliate"), or (c) any corporation or organization of which the Corporation is an officer or partner, is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the Corporation's outstanding capital stock or other securities entitled to vote (an "Associate").

                           (ii) A Person shall not be considered a Beneficial
                  Owner for purposes of this Article V.E. Section 5 if such Person was not a Beneficial Owner of ten percent (10%) or more of the Corporation's outstanding capital stock or other securities entitled to vote, or has or shares the power to dispose of, or direct the disposition of, such capital stock or securities immediately prior to a repurchase of shares, recapitalization of the Corporation or similar action and became a Beneficial Owner as defined in Article V.E. Section 5(a)(iii) solely as a result of such share repurchase, recapitalization or similar action unless, (i) the repurchase, recapitalization, conversion, or similar action was proposed by or on behalf of, or pursuant to, any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the Person or is an Affiliate or Associate of the Person, or (ii) the Person thereafter acquires a beneficial ownership, directly or indirectly, of the Corporation's outstanding shares entitled to vote and, immediately after such acquisition, is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the Corporation's outstanding capital stock or other shares entitled to vote.

                           (iii) "Beneficial Owner"for purposes of this Article
                  V.E. Section 5 means a Person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, shares or securities of the Corporation entitled to vote, or has or shares the power to dispose of, or direct the disposition of, such shares of securities; provided, that a Person shall not be deemed the beneficial owner of shares or securities of the Corporation
                  (a) tendered pursuant to a tender offer or exchange offer made by the Person or any of such Person's Affiliates or Associates until the tendered shares or securities are accepted for purchase or exchange, (b) if such beneficial ownership arises solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and is not then reportable under the Securities Exchange Act, or, if the Company is not subject to the Securities Exchange Act, would have been required to be made and would not have been reportable even if the Company had been subject to the Securities and Exchange Act.

                           (iv) "Affiliate" shall have the meaning assigned to
                  that term in Article V.E. Section 5(a)(i) hereof.

                           (v) "Associate" shall have the meaning assigned to
                  that term in Article V.E. Section 5(a)(i) hereof.

                           (vi) "Person" means any individual, partnership,
                  limited liability company, association, corporation, estate, trust or other entity.

                  (b) In the event shares of Series D Preferred Stock transferred to a Permitted Investor and converted into shares of Common Stock in a Transfer Conversion are re-acquired, in whole or in part prior to July 23, 2002, by a person who is not a Permitted Investor, the shares of Common Stock into which the shares of Series D Preferred Stock were converted upon a Transfer Conversion shall automatically be converted into shares of Series D Preferred Stock at a conversion rate of one share of Series D Preferred Stock for each share of Common Stock.

                  6. Series D Preferred Stock is Convertible Security. Shares of Series D Preferred Stock constitute "convertible securities" under Article V.B.
Section 8 of this Certificate of Incorporation relating to the Senior Convertible Preferred Stock.


                                   ARTICLE VI.

                  In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter, change, add to or repeal bylaws of this corporation, without any action on the part of the stockholders. The bylaws made by the directors may be amended, altered, changed, added to or repealed by the stockholders.
Any specific provision in the bylaws regarding amendment thereof shall be controlling.


                                  ARTICLE VII.

                  A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this article shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for the unlawful payment of dividends or unlawful stock repurchases under Section 174 of the Delaware General Corporation Law; or
(d) for any transaction from which the director derived an improper personal benefit. This article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the effective date of this article.

                  If the Delaware General Corporation Law is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended.

                  Any repeal or modification of the foregoing provisions of this article by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.


                                  ARTICLE VIII.

                  The name and mailing address of the incorporator is:


                          ----------------------------

                          ----------------------------

                          ----------------------------


Dated:                    , 1999
       -------------------            ------------------------------------------
                                      [name of incorporator]

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                              ORPHAN MEDICAL, INC.


                                   ARTICLE I.
                             Offices, Corporate Seal

                  Section 1.01. Offices. The Corporation shall have a registered office, a principal office and such other offices as the Board of Directors may determine.

                  Section 1.02. Corporate Seal. The Corporation shall have no corporate seal.

                                   ARTICLE II.
                            Meetings of Stockholders

                  Section 2.01. Place and Time of Meetings. Meetings of the stockholders may be held at such place and at such time as may be designated by the Board of Directors. In the absence of a designation of place, this meeting shall be held at the principal office. In the absence of a designation of time, the meeting shall be held at l0:00 a.m.

                  Section 2.02. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of any other proper business, notice of which was given in the notice of the meeting, shall be held each year on such business day as the Board of Directors of the Corporation shall determine from time to time. However, the necessity of such annual meeting of stockholders may be dispensed with if it is determined by the Chief Executive Officer to seek the written consent of the stockholders. If a sufficient number of written consents are not obtained prior to the time hereinabove provided, the Board of Directors shall cause an annual meeting to be held as soon thereafter as possible.

                  Section 2.03. Special Meetings. Special meetings of the stockholders for any purpose or purposes shall be called by the Secretary at the written request of a majority of the total number of directors, by the Chairman of the Board, by the Chief Executive Officer or by the stockholders owning a majority of the shares outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice.

                  Section 2.04. Quorum, Adjourned Meetings. The holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any annual or special meeting. If a quorum is not present at a meeting, those present shall adjourn to such day as they shall agree upon by majority vote. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                  Section 2.05. Organization. At each meeting of the stockholders, the Chairman of the Board or in his absence the Chief Executive Officer or in his absence the chairman chosen by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote shall act as chairman; and the Secretary of the Corporation or in his absence an Assistant Secretary or in his absence any person whom the chairman of the meeting shall appoint shall act as Secretary of the meeting.

                  Section 2.06. Order of Business. The order of business at all meetings of the stockholders shall be determined by the Chairman of the meeting, but such order of business may be changed by the vote of a majority in voting interest of those present or represented at such meeting and entitled to vote thereat.

                  Section 2.07. Voting. Each stockholder of the Corporation entitled to vote at a meeting of stockholders or entitled to express consent in writing the corporate action without a meeting shall have one vote in person or by proxy for each share of stock having voting rights held by him and registered in his name on the books of the Corporation. Upon the request of any stockholder, the vote upon any question before a meeting shall be written by written ballot, and all elections of directors shall be by written ballot. All questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, the Certificate of Incorporation or these Bylaws. Any action to be taken by written consent without a meeting may be taken by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting in which all shares entitled to vote thereon were present and voted. For the election of directors, the persons receiving the largest number of votes (up to and including the number of directors to be elected) shall be directors. If directors are to be elected by consent in writing of the stockholders without a meeting, those persons receiving the consent in writing of the largest number of shares in the aggregate and constituting not less than a majority of the total outstanding shares entitled to consent in writing thereon (up to and including the number of directors to be elected) shall be directors. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons shall have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation shall have been given written notice to the contrary and shall have been furnished with a copy of the instrument or order appointing them or creating a relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (i)      if only one shall vote, his act shall bind all.

                  (ii) if more than one shall vote, the act of the majority voting shall bind all.

                  (iii) if more than one shall vote, but the votes shall be evenly split on any particular matter, then, except as otherwise required by statute, each fraction may vote the shares in question proportionately.

                  Section 2.08. Inspectors of Election. At each meeting of the stockholders, the chairman of such meeting shall appoint one or more inspectors of election to act. Each inspector of election so appointed shall first subscribe an oath or affirmation briefly to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his ability. Such inspectors of election, if any, shall take charge of the ballots at such meeting and after the balloting thereat on any question shall count the ballots cast thereon and shall make a report in writing to the Secretary of such meeting of the results thereof. An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

                  Section 2.09. Notices of Meetings and Consents. Every stockholder shall furnish the Secretary of the Corporation with an address at which notices of meetings and notices and consent material with respect to proposed corporate action without a meeting and all other corporate communications may be served on or mailed to him. Except as otherwise provided by the Certificate of Incorporation or by statute, a written notice of each annual and special meeting of stockholders shall be given not less than l0 nor more than 60 days before the date of such meeting or the date on which the corporate action without a meeting is proposed to be taken to each stockholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to him personally or depositing the same in the United States mail, postage prepaid, directed to him at the post office address shown upon the records of the Corporation. Service of notice is complete upon mailing. Personal delivery to any officer of a corporation or association

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or to any member of a partnership is delivery to such corporation, association or partnership. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called.

                  Section 2.10. Proxies. Each stockholder entitled to vote at a meeting of stockholders or consent to corporate action without a meeting may authorize another person or persons to act for him by proxy by an instrument executed in writing. If any such instrument designates two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after three years from the date of its execution unless the proxy provides for a longer period. A proxy may be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient to support an irrevocable power. Subject to the above, any proxy may be revoked if an instrument revoking it or proxy bearing a later date is filed with the Secretary.

                  Section 2.11. Waiver of Notice. Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed by the person or persons entitled to the notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

                  Section 2.12. Written Action. Any action that may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if such action has been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date of the written action taken without a meeting.

                  Section 2.13. Stockholder List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

                                  ARTICLE III.
                               Board of Directors

                  Section 3.01. General Powers. The business of the Corporation shall be managed by the Board of Directors.

                  Section 3.02. Number, Qualification and Term of Office. The number of directors shall be established by a resolution adopted by a majority of the total number of directors. Directors need not be stockholders. Each director shall hold office until the annual meeting of stockholders next held after his election or until the stockholders have elected directors by consent in writing without a meeting and until his successor is elected and qualified or until his earlier death, resignation or removal.

                  Section 3.03. Annual Meeting. As soon as practicable after each election of directors, the Board of Directors shall meet at the registered office of the Corporation, or at such other place previously designated by the Board of Directors, for the purpose of electing the officers of the Corporation and for the transaction of such other business as may come before the meeting.

                  Section 3.04. Regular Meetings. Regular meetings of the Board of Directors shall be held from time to time at such time and place as may be fixed by resolution adopted by a majority of the total number of directors.

                  Section 3.05. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

                  Section 3.06. Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given by the secretary who shall give at least twenty-four hours' notice thereof to each director by mail, telephone, telegram, or in person. Notice shall be effective upon receipt.

                  Section 3.07. Waiver of Notice. Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 3.08. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless these Bylaws require a greater number.

                  Section 3.09. Vacancies. Any vacancy among the directors or increase in the authorized number of directors shall be filled for the unexpired term by a majority of the directors then in office though less than a quorum or by the sole remaining director. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office may fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective.

                  Section 3.10. Removal. Any director may be removed from office at any special meeting of the stockholders either with or without cause. If the entire Board of Directors or any one or more directors be so removed, new directors shall be elected at the same meeting.

                  Section 3.11. Committees of Directors. The Board of Directors may, by resolution adopted by a majority of the total number of directors, designate one or more committees, each to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined by the resolution adopted by the directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

                  Section 3.l2. Written Action. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all directors or committee members consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                  Section 3.13. Compensation. Directors who are not salaried officers of the Corporation may receive a fixed sum per meeting attended or a fixed annual sum and such other forms of reasonable compensation as may be determined by resolution of the Board of Directors. All directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Any director may serve the Corporation in any other capacity and receive proper compensation therefor.

                  Section 3.14. Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of a conference telephone conversation or other comparable communication technique whereby all persons participating in the meeting can hear and communicate to each other. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.l4 shall be deemed present in person at the meeting; and the place of the meeting shall be the place of origination of the conference telephone conversation or other comparable communication technique.


                                   ARTICLE IV.
                                    Officers

                  Section 4.01. Number. The officers of the Corporation shall consist of a Chief Executive Officer and a Chief Financial Officer and such other officers and agents as the Board of Directors by a majority vote of the total number of directors may designate. Any person may hold two or more offices.

                  Section 4.02. Election, Term of Office, and Qualifications. At each annual meeting of the Board of Directors all officers, from within or without their number, shall be elected. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until such office is eliminated by a vote of the majority of all directors. Officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

                  Section 4.03. Removal and Vacancies. Any officer may be removed from his office by a majority vote of the total number of directors with or without cause. Such removal shall be without prejudice to the contract rights of the person so removed. A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

                  Section 4.04. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

                  Section 4.05. Chief Executive Officer. Unless otherwise provide by a resolution adopted by the Board of Directors, the Chief Executive Officer shall have general active management of the business of the Corporation, in the absence of the Chairman of the Board or if the office of Chairman of the Board is vacant, shall preside at meetings of the stockholders and Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried into effect, shall sign and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation, except in cases in which authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Certificate of Incorporation, these bylaws, or the Board of Directors to some other officer or agent of the Corporation, may maintain records and certify proceedings of the Board of Directors and stockholders, and shall perform such other duties as may, from time to time, be prescribed by the Board of Directors.

                  Section 4.06. President. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation, If an officer other than the President is designated as Chief Executive Officer, the President, if any, shall have such power and perform such duties as the Board of Directors or the Chief Executive Officer may prescribe from time to time.

                  Section 4.07. Vice President. Each Vice President, if any, shall have such powers and shall perform such duties as may be prescribed by the Board of Directors or by the Chief Executive Officer. In the event of absence or disability of the Chief Executive Officer, Vice Presidents shall succeed to his power and duties in the order designated by the Board of Directors.

                  Section 4.08. Secretary. The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation. He shall give proper notice of meetings of stockholders and the Board of Directors. He shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive.

                  Section 4.09. Chief Financial Officer. The Chief Financial Officer shall keep accurate accounts of all moneys of the Corporation received or disbursed. He shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as a majority of the whole Board of Directors shall from time to time designate. He shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. He shall disburse the funds of the Corporation as ordered by the directors, making proper vouchers therefor. He shall render to the Chief Executive Officer and the Board of Directors whenever required an account of all his transactions as Chief Financial Officer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

                  Section 4.10. Duties of Other Officers. The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent resolution.

                  Section 4.11. Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

                                   ARTICLE V.
                            Shares and Their Transfer

                  Section 5.01. Certificates for Stock. Every holder of stock in the Corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares in the Corporation owned by him. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer or a Vice President, and by the Chief Financial Officer, or the Secretary or an Assistant Secretary. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so canceled, except in cases provided for in Section 5.05.

                  Section 5.02. Issuance of Stock. The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Certificate of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. No shares shall be allotted except in consideration of cash, services, personal property, real property or leases of real property or a combination thereof, or of an amount transferred from surplus to stated capital upon a share dividend. At the time of such allotment of stock, the Board of Directors shall state its determination of the fair value to the Corporation in monetary terms of any consideration other than cash for which shares are allotted. Stock so issued shall be fully paid and nonassessable. The amount of consideration to be received in cash or otherwise shall not be less than the par value of the shares so allotted. Treasury shares may be disposed of by the Corporation for such consideration, expressed in dollars, as may be fixed by the Board of Directors.

                  Section 5.03. Partly Paid Stock. The Corporation may issue the whole or any part of its stock as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each certificate issued to represent any such partly paid stock, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid stock, the Corporation shall declare a dividend upon partly paid stock of the same class, but only upon the basis of the percentage of the consideration actually paid thereon. The Board of Directors may, from time to time, demand payment, in respect of each share of stock not fully paid, of such sum of money as the necessities of the business may, in the judgment of the Board of Directors, require, not exceeding in the whole the balance remaining unpaid on such stock, and such sum so demanded shall be paid to the Corporation at such times and by such installments as the directors shall direct. The directors shall give written notice of the time and place of such payments, which notice shall be mailed at least 30 days before the time for such payment, to each holder of or subscriber for stock which is not fully paid at his last known post-office address.

                  Section 5.04. Transfer of Stock. Transfer of stock on the books of the Corporation may be authorized only by the stockholder named in the certificate, the stockholder's legal representative or the stockholder's duly authorized attorney-in-fact and upon surrender of the certificate or the certificates for such stock. The Corporation may treat as the absolute owner of stock of the Corporation the person or persons in whose name stock is registered on the books of the Corporation.

                  Section 5.05. Loss of Certificates. Any stockholder claiming a certificate for stock to be lost, stolen or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. A new certificate may then be issued in the same tenor and for the same number of shares as the one claimed to have been lost, stolen or destroyed.

                  Section 5.06. Facsimile Signatures. Whenever any certificate is countersigned by a transfer agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI.
                            Dividends, Surplus, Etc.

                  Section 6.01. Dividends. The Board of Directors may declare dividends from the Corporation's surplus, or if there be none, out of its net profits for the current fiscal year, and/or the preceding fiscal year in such amounts as in their opinion the condition of the affairs of the Corporation shall render it advisable unless otherwise restricted by law.

                  Section 6.02. Use of Surplus, Reserves. The Board of Directors may use any of its property or funds, unless such would cause an impairment of capital, in purchasing any of the stock, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation. The Board of Directors may from time to time set aside from its surplus or net profits such sums as it deems proper as a reserve fund for any purpose.


                                  ARTICLE VII.
                      Books and Records, Audit, Fiscal Year

                  Section 7.01. Books and Records. The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

                  Section 7.02. Audit. The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

                  Section 7.03. Annual Report. The Board of Directors shall cause to be filed with the Delaware Secretary of State in each year the annual report required by law.

                  Section 7.04. Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors.

                  Section 7.05. Examination by Stockholders. Any stockholder of record of the Corporation, upon written demand under oath stating the purpose thereof, shall have the right to inspect in person or by agent or attorney, during usual business hours, for any proper purpose, the Corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. Holders of voting trust certificates representing stock of the Corporation shall be regarded as stockholders for the purpose of this subsection. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal office.


                                  ARTICLE VIII.
                                 Indemnification

                  Section 8.01. Indemnification. The Corporation shall indemnify such persons for such liabilities in such manner under such circumstances and to such extent as permitted by Section l45 of the Delaware General Corporation Law, as now enacted or hereafter amended. The Board of Directors may authorize the purchase and maintenance of insurance and/or the execution of individual agreements for the purpose of such indemnification, and the Corporation shall advance all reasonable costs and expenses (including attorneys' fees) incurred in defending any action, suit or proceeding to all persons entitled to indemnification under this section 8.01, all in the manner, under the circumstances and to the extent permitted by Section 145 of the Delaware General Corporation Law, as now enacted or hereafter amended.


                                   ARTICLE IX.
                                  Miscellaneous

                  Section 9.01. Fixing Date for Determination of Stockholders of Record. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than l0 days before the date of such meeting, nor more than 60 days prior to any other action.

                  (b) If no record date is fixed:

                           (l) The record date for determining stockholders
                  entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                           (2) The record date for determining stockholders
                  entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

                           (3) The record date for determining stockholders for
                  any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  Section 9.02. Periods of Time. During any period of time prescribed by these Bylaws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

                  Section 9.03. Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend and to vote at any meeting of security holders of other corporations in which the Corporation may hold securities; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                  Section 9.04. Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                                   ARTICLE X.
                                   Amendments

                  Section 10.01. These Bylaws may be amended, altered or repealed by a vote of the majority of the total number of directors or of the stockholders at any meeting upon proper notice.

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                                                                      APPENDIX D

                   302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

         SUBDIVISION 1. ACTIONS CREATING FIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

                  (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

                           (1) alters or abolishes a preferential right of the
                  shares;

                           (2) creates, alters, or abolishes a right in respect
                  of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

                           (3) alters or abolishes a preemptive right of the
                  holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than, shares;

                           (4) excludes or limits the right of a shareholder to
                  vote on a matter or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

                  (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

                  (c) A plan on merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

                  (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

                  (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

         SUBD. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

                  (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the right a written consent of the shareholder.

         SUBD. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

         (b) If a date is fixed according to Section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the dated fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

         SUBD. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

              302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

         SUBDIVISION 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

         (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.47 1, subdivision 1 or the successor by merger of that issuer.

         (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

         (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.47 1, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

         SUBD. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

         SUBD. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under Section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

         SUBD. 4. NOTICE OF PROCEDURE, DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

                  (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

                  (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

                  (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

                  (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

         (b) In order to receive the fair value of the share, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

         SUBD. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

                  (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

                  (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

                  (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

         (b) The corporation may withhold the remittance described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

         (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

         SUBD. 6. SUPPLEMENTAL PAYMENT, DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

         SUBD. 7. PETITION, DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

         SUBD. 8. COSTS, FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

         (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

         (c) The court may award, in its discretion, fees and expenses to any attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                                                      APPENDIX E

                              ORPHAN MEDICAL, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                             ARTICLE I. INTRODUCTION

         SECTION 1.01 - PURPOSE. The purpose of the Orphan Medical, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of the Company and certain Affiliates with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's Stock and, thus, to develop a stronger incentive to work for the continued success of the Company.

         SECTION 1.02 - RULES OF INTERPRETATION. It is intended that the Plan be an "employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if approved by the Company's shareholders. All Participants in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

         SECTION 1.03 - DEFINITIONS. For purposes of the Plan, the following terms will have the meanings set forth below:

         (a) "ACCELERATION DATE" means either an Acquisition Date or a Transaction Date.

         (b) "ACQUISITION DATE" means (i) the date of public announcement of the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or any successor rule thereto) of more than fifty percent (50%) of the outstanding voting stock of the Company by any "person" (as defined in Section 13(d) of the Exchange Act) other than the Company, by means of a tender offer, exchange offer or otherwise; and (ii) the date five (5) business days after the date of public announcement of the acquisition of beneficial ownership (as so defined) of more than twenty-five percent (25%) but not more than fifty (50%) of the outstanding voting stock of the Company by any person (as so defined) other than the Company, by means of a tender offer, exchange offer or otherwise if, during such five (5) business day period, the Board or the Committee has not, by resolution duly adopted, elected that such acquisition not give rise to an Acquisition Date. In any such resolution, the Board or Committee may elect that any continued acquisition or acquisitions by the same person (as so defined) which would otherwise trigger an Acquisition Date under clause (ii) above shall also not give rise to an Acquisition Date.

         (c) "AFFILIATE" means any parent or subsidiary corporation of the Company, as defined in Sections 425(e) and 425(f) of the Code.

         (d) "BOARD" means the Board of Directors of the Company.

         (e) "COMMITTEE" means the committee described in Section 10.01 of the Plan.

         (f) "COMPANY" means Orphan Medical, Inc., a Minnesota corporation, and its successors by merger or consolidation as contemplated by Article XI of the Plan.

         (g) "CURRENT COMPENSATION" means the gross cash compensation (including wage, salary and overtime earnings) paid by the Company or a Participating Affiliate to a Participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation payable in a form other than cash.

         (h) "FAIR MARKET VALUE" as of a given date means such value of the Stock which is equal to (i) the last sale price of the Stock as reported on the Nasdaq National Market on such date, if the Stock is then quoted on the Nasdaq National Market; (ii) the average of the closing representative bid and asked prices of the Stock as reported on the National

Association of Securities Dealers Automated Quotation System ("Nasdaq") on such date, if the Stock is then quoted on Nasdaq; or (iii) the closing price of the Stock on such date on a national securities exchange, if the Stock is then quoted on a national securities exchange. If on a given date the Stock is not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 1.03(h) and in connection therewith shall take such action as it deems necessary or advisable.

         (i) "PARTICIPANT" means a Permanent Full-Time Employee who is eligible to participate in the Plan under Section 2.01 of the Plan and who has elected to participate in the Plan.

         (j) "PARTICIPATING AFFILIATE" means an Affiliate which has been designated by the Committee in advance of the Purchase Period in question as a corporation whose eligible Permanent Full-Time Employees may participate in the Plan.

         (k) "PERMANENT FULL-TIME EMPLOYEE" means an employee of the Company or a Participating Affiliate as of the first day of a Purchase Period, including an officer or director who is also an employee, except an employee whose customary employment is less than twenty (20) hours per week or any employee who has not been employed by the Company or its Participating Affiliates for more than six
(6) months.

         (l) "PURCHASE PERIOD" means the approximate three (3) month periods beginning on the first business day in each of January, April, July and October and ending on the last business day in each of March, June, September and December of each year; PROVIDED, that the initial Purchase Period will commence on January 15, 2000 and end on the later to occur of (x) the last business day of March 2000 or (b) the date that the shareholders of the Company approve the Plan; PROVIDED FURTHER, that the then current Purchase Period will end upon the occurrence of an Acceleration Date.

         (m) "STOCK" means the Company's Common Stock, $.01 par value per share, as such stock may be adjusted for changes in the stock or the Company as contemplated by Article XI of the Plan.

         (n) "STOCK PURCHASE ACCOUNT" means the account maintained on the books and records of the Company recording the amount received from each Participant through payroll deductions made under the Plan or voluntary contributions made to the Plan by such Participant.

         (o) "TRANSACTION DATE" means the date of shareholder approval of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

                    ARTICLE II. ELIGIBILITY AND PARTICIPATION

         SECTION 2.01 - ELIGIBLE EMPLOYEES. All Permanent Full-Time Employees shall be eligible to participate in the Plan beginning on the first day of the first full Purchase Period to commence after the date that such person became a Permanent Full-Time Employee. Subject to the provisions of Article VI of the Plan, each such employee will continue to be eligible to participate in the Plan so long as he or she remains a Permanent Full-Time Employee.

         SECTION 2.02 - ELECTION TO PARTICIPATE. An eligible Permanent Full-Time Employee may elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose (which authorizes regular payroll deductions from Current Compensation beginning with the first payday in that Purchase Period and continuing until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan).

         SECTION 2.03 - LIMITS ON STOCK PURCHASE. No employee shall be granted any right to purchase Stock hereunder if such employee, immediately after such a right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 424(d) of the Code, Stock possessing five percent (5%) or more of the total combined voting power or value of all the classes of the capital stock of the Company or of all Affiliates.

         SECTION 2.04 - VOLUNTARY PARTICIPATION. Participation in the Plan on the part of a Participant is voluntary and such participation is not a condition of employment nor does participation in the Plan entitle a Participant to be retained as an employee.


           ARTICLE III. PAYROLL DEDUCTIONS AND STOCK PURCHASE ACCOUNT

         SECTION 3.01 - DEDUCTION FROM PAY. The form described in Section 2.02 of the Plan will permit a Participant to elect payroll deductions of any whole dollar amount equal to or greater than $25, but not less than $25 or more than $1,000 of such Participant's Current Compensation for each pay period, subject to such other limitations as the Committee in its sole discretion may impose. The Participant may reduce or increase future payroll deductions (within the foregoing limitations) by filing with the Company a form provided for such purpose. The effective date of any reduction in future payroll deductions will be the first day of the next succeeding pay period. The effective date of any increase in future payroll deductions will be the first day of the next succeeding Purchase Period. Also, the Participant may cease making payroll deductions at any time, subject to such other limitations as the Company in its sole discretion may impose. In the event that during a Purchase Period the entire credit balance in a Participant's Stock Purchase Account exceeds the product of (a) 85% of the Fair Market Value of the Common Stock on the first business day of that Purchase Period and (b) $6,000, then payroll deductions for such Participant shall automatically cease and shall resume on the first pay period of the next Purchase Period.

         SECTION 3.02 - CREDIT TO ACCOUNT. Payroll deductions will be credited to the Participant's Stock Purchase Account on each applicable payday.

         SECTION 3.03 - INTEREST. No interest will be paid on payroll deductions or on any other amount credited to, or on deposit in, a Participant's Stock Purchase Account.

         SECTION 3.04 - NATURE OF ACCOUNT. The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

         SECTION 3.05 - ADDITIONAL CONTRIBUTIONS. A Participant may make additional contributions into such Participant's Stock Purchase Account in any amount, subject to purchase restrictions contained in Section 4.01 hereof, by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose, together with a personal check in the amount of the additional contribution. Such contribution will be credited to the Participant's Stock Purchase Account on the business day immediately following the date that the Participant delivers the form and check referred to in the preceding sentence to the Company.


                      ARTICLE IV. RIGHT TO PURCHASE SHARES

         SECTION 4.01 - NUMBER OF SHARES. Each Participant will have the right to purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of whole shares of Stock that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Stock Purchase Account, subject to the limitations that (a) no more than 4,500 shares of Stock may be purchased under the Plan by any one Participant for a given Purchase Period, and (b) in accordance with Section 423(b)(8) of the Code, no more than Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (determined at the beginning of each Purchase Period) of Stock and other stock may be purchased under the Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any one Participant for any calendar year. If the purchases for all Participants for any Purchase Period would otherwise cause the aggregate number of shares of Stock to be sold under the Plan to exceed the number specified in Section 10.04 of the Plan, each Participant shall be allocated a pro rata portion of the Stock to be sold for such Purchase Period.

         SECTION 4.02 - PURCHASE PRICE. The purchase price for any Purchase Period will be Eighty-five percent (85%) of the lesser of (a) the Fair Market Value of the Stock on the first business day of that Purchase Period and (b) the Fair Market Value of the Stock on the last business day of that Purchase Period, in each case rounded up to the next higher full cent.


                          ARTICLE V. EXERCISE OF RIGHT

         SECTION 5.01 - PURCHASE OF STOCK. On the last business day of a Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Stock purchasable with such amount (subject to the limitations of Section 4.01) unless the Participant has filed with the Company in advance of that date and subject to the terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which requests the distribution of the entire credit balance in cash.

         SECTION 5.02 - CASH DISTRIBUTIONS. Any amount remaining in a Participant's Stock Purchase Account after the last business day of a Purchase Period will be paid to the Participant in cash within thirty (30) days after the end of that Purchase Period; PROVIDED, HOWEVER, that if the amount remaining in the Participant's Stock Purchase Account at the end of a Purchase Period results from the fact that such amount was not sufficient to purchase a whole share of Stock, such amount will be transferred to the Participant's Stock Purchase Account for the immediately succeeding Purchase Period.

         SECTION 5.03 - NOTICE OF ACCELERATION DATE. The Company shall use its best efforts to notify each Participant in writing at least ten (10) days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

                        ARTICLE VI. WITHDRAWAL FROM PLAN

         SECTION 6.01 - VOLUNTARY WITHDRAWAL. A Participant may, in accordance with such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making payroll deductions by filing with the Company a form provided for such purpose. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within thirty (30) days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

         SECTION 6.02 - DEATH. Subject to such terms and conditions as the Committee in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during such Participant's death occurred and in accordance with Section 5.01 of the Plan, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Stock, unless such Participant's estate has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to have the entire credit balance in such Participant's Stock Purchase Account distributed in cash within 30 days after the end of that Purchase Period or at such earlier time as the Committee in its sole discretion may decide. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the Stock or the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

         SECTION 6.03 - TERMINATION OF EMPLOYMENT. Subject to such terms and conditions as the Committee in its sole discretion may impose, upon a Participant's normal or early retirement with the consent of the Company under any pension or retirement plan of the Company or Participating Affiliate, no further amounts shall be credited to the Participant's Stock

Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's approved retirement occurred and in accordance with Section 5.01 of the Plan, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to receive the entire credit balance in such Participant's Stock Purchase Account in cash within 30 days after the end of that Purchase Period, provided that such Participant shall have no right to purchase Common Stock in the event that the last day of such a Purchase Period occurs more than three months following the termination of such Participant's employment with the Company by reason of such an approved retirement. In the event of any other termination of employment (other than death) with the Company or a Participating Affiliate, participation in the Plan will cease on the date the Participant ceases to be a Regular Employee for any reason. In such event, the entire credit balance in such Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days. For purposes of this Section 6.03, a transfer of employment to any Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as a Regular Employee.


                         ARTICLE VII. NONTRANSFERABILITY

         SECTION 7.01 - NONTRANSFERABLE RIGHT TO PURCHASE. The right to purchase Stock hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in Section 6.02 of the Plan and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

         SECTION 7.02 - NONTRANSFERABLE ACCOUNT. Except as provided in Section
6.02 of the Plan, the amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

         Section 7.03 NONTRANSFERABLE SHARES. Except as the Committee shall otherwise permit, prior to the later to occur of (x) the second anniversary of the beginning of any Purchase Period or (y) the first anniversary of the end of such Purchase Period, the Stock purchased at the end of such Purchase Period by a Participant pursuant to Section 5.01 of the Plan may not be assigned, transferred, pledged, hypothecated or otherwise disposed of in any way other than by will or by the laws of descent and distribution, and any other attempted assignment, transfer, pledge, hypothecation or other disposition of such share or shares will be null and void and without effect.


                          ARTICLE VIII. STOCK ISSUANCE

         SECTION 8.01 - DELIVERY. Promptly after the last day of each Purchase Period and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause the Common Stock then purchased pursuant to Section 5.01 of the Plan to be issued for the benefit of the Participant and held in the Plan pursuant to Section 8.03 of the Plan.

         SECTION 8.02 - SECURITIES LAWS. The Company shall not be required to issue or deliver any Stock prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration is required. The Company will use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of Stock may be deferred until such registration is accomplished.

         SECTION 8.03 - COMPLETION OF ISSUANCE. A Participant shall have no interest in the Stock purchased pursuant to Section 5.01 of the Plan until such Stock is issued for the benefit of the Participant pursuant to Section 8.03 of the Plan.

         SECTION 8.04 - FORM OF OWNERSHIP. The Stock issued under the Plan will be registered in the name of the Participant or jointly in the name of the Participant and another person, as the Participant may direct on a form provided by the Company, until such time as certificates for such shares of Stock are delivered to or for the benefit of the Participant pursuant to Section 8.05 of the Plan.

         Section 8.05 DELIVERY. At any time following the conclusion of the nontransferability period set forth in Section 7.03 of the Plan and subject to such terms and conditions as the Committee in its sole discretion may impose, by filing with the Company a form provided by the Company for such purpose, the Participant may elect to have the Company cause to be delivered to or for the benefit of the Participant a certificate for the number of whole shares representing the Stock purchased pursuant to Section 5.01 of the Plan. An election notice will be processed as soon as practicable after receipt. A certificate for whole shares normally will be mailed to the Participant within five business days after receipt of the election notice.


                    ARTICLE IX. EFFECTIVE DATE AND AMENDMENT
                             OR TERMINATION OF PLAN

         SECTION 9.01 - EFFECTIVE DATE. The Plan was approved by the Board on October 20, 1999, and shall be approved by the shareholders of the Company within twelve (12) months thereof.

         SECTION 9.02 - PLAN COMMENCEMENT. The initial Purchase Period under the Plan will commence January 15, 2000.

         SECTION 9.03 - POWERS OF BOARD. The Board may at any time amend or terminate the Plan, except that no amendment will be made without prior approval of the shareholders which would (a) authorize an increase in the number of shares of Stock which may be purchased under the Plan, except as provided in
Section 11.01, (b) permit the issuance of Stock before payment therefor in full,
(c) reduce the price per share at which the Stock may be purchased, or (d) absent such shareholder approval, cause Rule 16b-3 to become unavailable with respect to the Plan.

         SECTION 9.04 - TERMINATION. The Plan will terminate upon the early to occur of termination of the Plan by the Board of Directors or when the aggregate number of shares of Stock to be sold pursuant to Section 10.04 of the Plan have been sold. Notwithstanding the foregoing, the Plan will automatically terminate if the shareholders of the Company do not approve the Plan within 12 months of the date the Plan was approved by the Board as set forth in Section 9.01 of the Plan.

                            ARTICLE X. ADMINISTRATION

         SECTION 10.01 - APPOINTMENT OF COMMITTEE. The Plan shall be administered by a committee (the "Committee") established by the Board. The members of the Committee need not be directors of the Company and shall be appointed by and serve at the pleasure of the Board.

         SECTION 10.02 - POWERS OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Stock acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the form by which a Participant elects to participate in the Plan pursuant to Section 2.02 of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

         SECTION 10.03 - POWER AND AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without further action of the Committee exercise the powers and duties of the Committee under the Plan.

         SECTION 10.04 - STOCK TO BE SOLD. The Stock to be issued and sold under the Plan may be authorized but unissued shares or shares acquired in the open market or otherwise. Except as provided in Section 11.01, the aggregate number of shares of Stock to be sold under the Plan will not exceed Two Hundred Thousand (200,000) shares.

         SECTION 10.05 - NOTICES. Notices to the Committee should be addressed as follows:

                  Orphan Medical, Inc.
                  13911 Ridgedale Drive
                  Minnetonka, Minnesota 55305
                  Attention: Chief Financial Officer


             ARTICLE XI. ADJUSTMENT FOR CHANGES IN STOCK OR COMPANY

         SECTION 11.01 - STOCK DIVIDEND OR RECLASSIFICATION. If the outstanding shares of Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Articles of Incorporation, reverse stock split or otherwise, an appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

         SECTION 11.02 - MERGER OR CONSOLIDATION. If the Company is merged into or consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.


                           ARTICLE XII. APPLICABLE LAW

         Rights to purchase Stock granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Minnesota, except that if the shareholders of the Company approve the proposal to change the Company's state of incorporation from Minnesota to Delaware, then effective as of the date of such reincorporation, rights to purchase Stock granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Delaware.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                  OF ORPHAN MEDICAL, INC. TO BE HELD _________.


                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, having received a Notice of Special Meeting of the shareholders and the accompanying Proxy Statement hereby appoint(s) ___________________________________ or any one or more of them, attorneys or attorney of the undersigned (with full power of substitution in them or in each of them) to attend the Special Meeting of shareholders to be held at _________________ on _______, 1999, and any adjournment or adjournments thereof (the "Special Meeting"), and there to vote and act in regard to all matters which may properly come before the Special Meeting all shares of Common Stock, $.01 par value, Senior Convertible Preferred Stock, $.01 par value, Series B Convertible Preferred Stock, $.01 par value or Series C Convertible Preferred Stock, $.01 par value of Orphan Medical, Inc. with respect to which the undersigned would be entitled to vote or act, and with all powers the undersigned would possess, if personally present, and especially (but without limitation):

         1. To consider and vote upon a reorganization of Orphan Medical, Inc. to change its state of incorporation from Minnesota to Delaware.

                  [ ]                    [ ]                   [ ]

                  FOR                  AGAINST               ABSTAIN

         2.       To consider and vote upon the Company's Employee Stock
                  Purchase Plan.

                  [ ]                    [ ]                   [ ]

                  FOR                  AGAINST               ABSTAIN



            (continued and to be signed and dated on the other side)

                         (continued from the other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL(S) SET FORTH UNDER ITEMS 1 and 2 ON THE REVERSE SIDE.

         If the undersigned holds any shares of Orphan Medical, Inc. in a fiduciary, custodial or joint capacity, this proxy is signed by the undersigned in every such capacity as well as individually.


Dated:
       --------------------            -----------------------------------

                                       -----------------------------------

                                       shareholder(s)



In signing, please write name(s) exactly as appearing in the imprint on this card. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

         Please complete, date, sign and return the proxy card promptly in the enclosed envelope.